Exhibit 4

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                                    BCAP LLC,

                                    Depositor

                                       and

                             Wells Fargo Bank, N.A.,

                                     Trustee

                -------------------------------------------------

                                 TRUST AGREEMENT

                          Dated as of November 30, 2006

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                                  BCAP 2006-RR1

                   Resecuritization Pass-Through Certificates,
                                 Series 2006-RR1

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

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Interest Calculation Balances.................................

                                   ARTICLE II

             CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATES AND
                      THE ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of the Deposited Underlying Certificates...........
Section 2.02  Issuance of Certificates......................................
Section 2.03  Representations and Warranties of the Depositor...............
Section 2.04  REMIC Matters.................................................
Section 2.05  Limitation on Liability of the Depositor and Others...........

                                   ARTICLE III

             ADMINISTRATION OF THE DEPOSITED UNDERLYING CERTIFICATES

Section 3.01  Collection of Payments on Deposited Underlying Certificates;
               Distribution Account, Reserve Fund Account...................
Section 3.02  Distributions.................................................
Section 3.03  Statements to Certificateholders..............................
Section 3.04  Allocation of Realized Losses and Trust Expenses..............
Section 3.05  Notices to Trustee............................................
Section 3.06  Determination of LIBOR........................................
Section 3.07  Nonpetition...................................................

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01  The Certificates..............................................
Section 4.02  Certificate Register; Registration of Transfer and Exchange of
               Certificates.................................................
Section 4.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 4.04  Persons Deemed Owners.........................................
Section 4.05  Access to List of Certificateholders' Names and Addresses.....
Section 4.06  Maintenance of Office or Agency...............................
Section 4.07  Compliance with Withholding Requirements......................

                                    ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                                   THE TRUSTEE

Section 6.01  Duties of Trustee.............................................
Section 6.02  Certain Matters Affecting the Trustee.........................
Section 6.03  Trustee Not Liable for Certificates...........................
Section 6.04  Trustee May Own Certificates..................................
Section 6.05  Trustee's Fees and Expenses...................................
Section 6.06  Eligibility Requirements for Trustee..........................
Section 6.07  Resignation and Removal of Trustee............................
Section 6.08  Successor Trustee.............................................
Section 6.09  Merger or Consolidation of Trustee............................
Section 6.10  [Reserved]....................................................
Section 6.11  Tax Matters...................................................
Section 6.12  Tax Classification of Corridor Agreement and Reserve Fund
               Account......................................................
Section 6.13  Periodic Filings..............................................
Section 6.14  Annual Reports on Assessment of Compliance with Servicing
               Criteria; Annual Independent Public Accountants' Attestation
               Report.......................................................
Section 6.15  Annual Statement as to Compliance.............................

                                   ARTICLE VII

                                   TERMINATION

Section 7.01  Termination Upon Distribution to Certificateholders...........
Section 7.02  Failure of Certificateholders to Surrender Certificates.......

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01  Amendment.....................................................
Section 8.02  Limitation on Rights of Certificateholders....................
Section 8.03  Limitation on Liability of the Depositor and Others...........
Section 8.04  Governing Law.................................................
Section 8.05  Notices.......................................................
Section 8.06  Severability of Provisions....................................
Section 8.07  Certificates Nonassessable and Fully Paid.....................
Section 8.08  Execution in Counterparts.....................................
Section 8.09  Regulation AB Compliance; Intent of the Parties;
               Reasonableness53

EXHIBIT A-1    Form of Class PA, PB, PC, PD, PE, TA, WZ, CF and CS
               Certificates
EXHIBIT A-2    Form of Class AR Certificates
EXHIBIT A-3    Form of Reverse of Certificates
EXHIBIT B      Schedule of Deposited Underlying Certificates
EXHIBIT C-1    Form of Transfer Affidavit
EXHIBIT C-2    Form of Transferor Certificate
EXHIBIT D      Aggregate Targeted Balance Amortization Schedule
EXHIBIT E      Servicing Criteria
EXHIBIT F      Additional Form 10-D Disclosure
EXHIBIT G      Form 8-K Disclosure Information
EXHIBIT H      Additional Disclosure Notification
EXHIBIT I      Form of Certification to be provided by the Trustee to the
               Depositor
EXHIBIT J      Additional Form 10K Disclosure
EXHIBIT K      Form of Certification to be provided to the Depositor

            This Trust Agreement ("Trust Agreement" or "Agreement"), dated as of November 30, 2006, by and among BCAP LLC, a Delaware company (the "Depositor"), as Depositor, and WELLS FARGO BANK, N.A., a banking association organized under the laws of the United States (the "Trustee"), as Trustee.

                                WITNESSETH THAT:

            In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund is being conveyed to the Trustee to create a trust for the benefit of the Certificateholders. An election will be made to treat a designated portion of the Trust Fund for federal income tax purposes as a real estate mortgage investment conduit (the "Trust REMIC"). The Trust REMIC will consist of all of the assets constituting the Trust Fund (exclusive of the Corridor Agreement, payments thereunder and the Reserve Fund Account) and any proceeds thereof and will be evidenced by the Regular Certificates as the "regular interests" in the Trust REMIC (exclusive of the portion of the Class CF Certificates representing beneficial ownership of the Corridor Agreement, payments thereunder and the Reserve Fund Account), and the Class AR Certificates as the single "residual interest" in the Trust REMIC.

            In addition, the Class CF Certificates will also represent beneficial ownership of the Corridor Agreement, payments thereunder and the Reserve Fund Account, and such portion of the Trust Fund shall be treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):

              Initial Class                                           Integral
                Principal                                            Multiples
               Balance or          Pass-Through       Minimum       in Excess of
           Notional Amount ($)       Rate (%)     Denomination ($)  Minimum ($)
           -------------------     ------------   ----------------  ------------
Class PA           147,037,000             5.00             25,000         1
Class PB            31,060,000             5.00             25,000         1
Class PC            50,248,000             5.00             25,000         1
Class PD            34,540,000             5.00             25,000         1
Class PE            41,783,000             5.00             25,000         1
Class TA           125,000,000             5.00             25,000         1
Class WZ                25,333             5.00             25,000         1
Class CF            25,000,000              (1)             25,000         1
Class CS            25,000,000(2)           (1)             25,000         1
Class AR                   100             5.00                100       N/A

(1) The Class CF and Class CS Certificates will bear interest at a per annum rate that varies with LIBOR as follows (subject to the applicable maximum or minimum rate set forth below).

                                                Minimum
 Class    Initial Rate    Minimum Formula        Rate         Maximum Rate
-------- -------------- -------------------- ----------- ---------------------
  CF        5.96%(a)          LIBOR+0.64%        0.64%     5.00%(a)/10.50%(b)
  CS        0.00%           4.36% - LIBOR        0.00%            4.36%

      (a) The ratings on the Class CF Certificates do not address any payments of interest based on a Pass-Through Rate in excess of 5.00% per annum.

      (b) The Class CF Certificates will accrue interest at their maximum pass-through rate of 10.50% per annum if LIBOR is greater than or equal to 9.86% per annum. Any interest payable on the Class CF Certificates in excess of the interest payable to such class at a Pass-Through Rate of 5.00% per annum will be payable solely from amounts received in respect of the Corridor Agreement.

(2) Initial notional amount. The Class CS Certificates have no Class Principal Balance, are not entitled to distributions of principal and will bear interest on the Notional Amount.

            Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates............   All Classes of the Certificates other than
                                      the Physical Certificates.

ERISA-Restricted Certificates......   The Residual Certificates.

LIBOR Certificates.................   The Class CF and Class CS Certificates.

Offered Certificates...............   All Classes of Certificates.

Physical Certificates..............   The Residual Certificates.

Rating Agencies....................   Fitch, Moody's and S&P.

Regular Certificates...............   All Classes of Certificates, other than
                                      the Residual Certificates.

Residual Certificates..............   The Class AR Certificates.

Senior Certificates................   The Class PA, Class PB, Class PC,
                                      Class PD, Class PE, Class CF and Class CS
                                      Certificates.

            Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions. Whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Accrued Certificate Interest: For each Class of Certificates for each Distribution Date will be an amount equal to (1)(a) the interest accrued at that Class's Pass-Through Rate (capped at 5.00% per annum for purposes of this definition, in the case of the Class CF Certificates) during the related Interest Accrual Period on the Class Principal Balance or the Notional Amount, as applicable, of that Class of Certificates, minus (b) each Class's pro rata share (based on the amount set forth in clause (a) for such Class) of any related Net Interest Shortfalls, plus (2) any Accrued Certificate Interest for that Class remaining undistributed from previous Distribution Dates.

            Additional Disclosure Notification: As defined in Section 6.13(b).

            Additional Form 10-D Disclosure: As defined in Section 6.13(b).

            Additional Form 10-K Disclosure: As defined in Section 6.13(c).

            Affiliate: When used with reference to a specified Person, another Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities.

            Agreement: This Trust Agreement and all amendments or supplements hereto.

            Available Funds: For each Certificate Group for any Distribution Date, the sum of (i) Available Interest Funds for such Certificate Group for such Distribution Date and (ii) Available Principal Funds for such Certificate Group for such Distribution Date.

            Available Interest Funds: For each Certificate Group for any Distribution Date, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of interest on the Related Deposited Underlying Certificates.

            Available Principal Funds: For each Certificate Group for any Distribution Date, (i) the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of principal on the Related Deposited Underlying Certificates, reduced by (ii) such Certificate Group's pro rata share of Trust Expenses.

            Basis Risk Shortfall Carryover Amounts: As defined in Section
3.01(e).

            Book-Entry Certificates: As specified in the Preliminary Statement.

            Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the city or state where the Corporate Trust Office is located, the City of New York or the State of New York or (iii) a day on which banking institutions in the city or state where the Corporate Trust Office is located, the City of New York or the State of New York are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the forms attached hereto as Exhibit A-1 or Exhibit A-2.

            Certificate Group: The Group 1 Certificates or the Group 2 Certificates, as applicable.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

            Certificate Principal Balance: With respect to any Certificates at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus the sum of:

            (i) all amounts previously distributed on such Certificate as payments of principal;

            (ii) the amount of Realized Losses allocated to such Certificate;
      and

            (iii) the amount of Trust Expenses previously allocated to such Certificate;

and, in the case of any Certificate to which Realized Losses have been allocated, increased by the amount of Subsequent Recoveries (as that term is used in the applicable Governing Agreement) on the mortgage loans underlying the Related Deposited Underlying Certificates distributed as principal on such Related Deposited Underlying Certificates and allocated to such Certificate, and in the case of a Class WZ Certificate, increased by the Class WZ Accrual Amount for such Certificate for such Distribution Date.

            Certificate Register: The meaning provided in Section 4.02.

            Certificate Registrar: Initially the Trustee, in its capacity as Certificate Registrar, or any successor to the Trustee in such capacity.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Trust Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that, if any such Person (including the Depositor or any Affiliate thereof) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor, as applicable, in determining which Certificates are registered in the name of an Affiliate of the Depositor.

            Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

            Class CS Notional Amount: With respect to any Distribution Date, the outstanding Class Principal Balance of the Class CF Certificates for such Distribution Date.

            Class Principal Balance: With respect to any Class of Certificates and as to any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date.

            Class WZ Accrual Amount: For each Distribution Date prior to the Class WZ Accrual Termination Date, an amount equal to the Accrued Certificate Interest for the Class WZ Certificates for such Distribution Date.

            Class WZ Accrual Termination Date: The Distribution Date following the Distribution Date on which the Certificate Principal Balance of the Class TA Certificates has been reduced to zero.

            Closing Date: November 30, 2006.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Commission: The United States Securities and Exchange Commission.

            Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located (i) for purposes of Certificate transfers, at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BCAP 2006-RR1 and (ii) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager BCAP 2006-RR1, facsimile no. (410) 715-2380, and which is the address to which notices to and correspondence with the Trustee should be directed.

            Corridor Agreement: The interest rate corridor agreement, dated November 30, 2006, between Barclays Bank PLC, as corridor provider, and the Trustee.

            Corridor Agreement Payments: For any Distribution Date, the amount, if any, required to be paid by the Corridor Provider on such Distribution Date pursuant to the Corridor Agreement.

            Corridor Provider: Barclays Bank, PLC, and its successors in interest.

            Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 4.02(e).

            Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Principal Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, Percentage Interest appearing on the face thereof.

            Deposited Underlying Certificate: Any of the securities identified on Exhibit B hereto, as applicable.

            Deposited Underlying Certificate Distribution Date: With respect to each Deposited Underlying Certificate, the date in each month on which payments are made to the registered holders of such Deposited Underlying Certificate in accordance with the applicable Governing Agreement.

            Deposited Underlying Certificate Report: With respect to each Deposited Underlying Certificate and each Deposited Underlying Certificate Distribution Date, the remittance report provided to the Trustee as holder of such Deposited Underlying Certificate by or on behalf of the trustee, administrator or servicer pursuant to the applicable Governing Agreement.

            Depositor: BCAP LLC, a Delaware limited liability company, and its successor in interest.

            Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Disqualified Organization: A Person specified in clauses (i)-(iv) of the definition of "Permitted Transferee."

            Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.01 in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of BCAP 2006-RR1 Resecuritization Pass-Through Certificates, Series 2006-RR1." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Distribution Date: The same Business Day as the Deposited Underlying Certificate Distribution Date.

            Distribution Statement: As defined in Section 3.03.

            Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

            ERISA-Restricted Certificate: As specified in the Preliminary Statement.

            Excess Funds: With respect to the Reserve Fund and for any Distribution Date, the amount by which the Corridor Agreement Payments for prior Distribution Dates exceed the amount actually paid from the Reserve Fund with respect to (i) Interest Rate Corridor Amounts for such prior Distribution Dates and (ii) Basis Risk Shortfall Carryover Amounts for such prior Distribution Dates.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Final Distribution Date: The applicable Distribution Date set forth in the notice delivered by the Trustee of the final distribution on the Certificates pursuant to Section 7.01.

            Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8.05 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: MBS Monitoring - BCAP 2006-RR1, or such other address as Fitch may hereafter furnish to the Depositor and the Trustee.

            Governing Agreement: With respect to each Deposited Underlying Certificate, the agreement pursuant to which such Deposited Underlying Certificate was issued.

            Grantor Trust: That portion of the Trust, exclusive of the Trust REMIC, that holds the Corridor Agreement, payments thereunder and the Reserve Account.

            Group 1 Certificates: The Class PA, Class PB, Class PC, Class PD, Class PE, Class TA, Class WZ and Class AR Certificates.

            Group 1 Deposited Underlying Certificates: The Deposited Underlying Certificates identified on Exhibit B hereto as relating to the Group 1 Certificates.

            Group 2 Certificates: The Class CF and Class CS Certificates.

            Group 2 Deposited Underlying Certificates: The Deposited Underlying Certificates identified on Exhibit B hereto as relating to the Group 2 Certificates.

            Interest Accrual Period: With respect to each Class of Certificates (other than the LIBOR Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the LIBOR Certificates, and any Distribution Date, the period from and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs to but excluding the 25th day of the month in which such Distribution Date occurs.

            Interest Distribution Amount: For each Distribution Date and each Class of Certificates, an amount equal to the Accrued Certificate Interest for such Class for such Distribution Date; provided, however, that prior to the Class WZ Accrual Termination Date, any Accrued Certificate Interest on the Class WZ Certificates shall not be distributed on the Class WZ Certificates, but instead shall be added to the Certificate Principal Balance of the Class WZ Certificates.

            Interest Rate Corridor Amount: With respect to the Class CF Certificates for any Distribution Date beginning on the Distribution Date in January 2007, to and including the Distribution Date in March 2032 for which LIBOR exceeds 4.36%, an amount equal to the product of (a) the Class Principal Balance of the Class CF Certificates immediately prior to such Distribution Date, (b) the excess of (i) the lesser of (x) LIBOR and (y) 9.86% over (ii) 4.36% and (c) one-twelfth.

            Latest Possible Maturity Date: The Distribution Date on the latest scheduled Deposited Underlying Certificate Distribution Date for any of the Deposited Underlying Certificates.

            LIBOR: As defined in Section 3.06.

            LIBOR Business Day: As defined in Section 3.06.

            LIBOR Certificates: As specified in the Preliminary Statement.

            LIBOR Determination Date: For each Interest Accrual Period with respect to the LIBOR Certificates, the second London Business Day prior to the day on which such Interest Accrual Period commences.

            London Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

            Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8.05, the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Monitoring Group, or such other address as Moody's may hereafter furnish to each other party to this Agreement.

            Net Interest Shortfall: With respect to each Certificate Group, the shortfalls allocated to the Related Deposited Underlying Certificates for the related Deposited Underlying Certificate Distribution Date resulting from the application of the Relief Act or prepayments on the mortgage loans underlying such Related Deposited Underlying Certificates not accompanied by a payment of one full month of interest with respect to the amount so prepaid.

            Notional Amount: With respect to the Class CS Certificates and any Distribution Date, an amount equal to the aggregate Class Principal Balance of the Class CF Certificates immediately prior to such Distribution Date.

            Offered Certificates: As specified in the Preliminary Statement.

            Officer's Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the Person or Persons having like responsibilities).

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Trustee, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Trustee, (ii) not have any direct financial interest in the Depositor or the Trustee or in any affiliate of either, and (iii) not be connected with the Depositor or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

            Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            Pass-Through Rate: For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

            Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

            Permitted Investments: At any time, any one or more of the following obligations and securities:

            (a) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency (as confirmed in writing by the applicable Rating Agency);

            (c) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency (as confirmed in writing by the applicable Rating Agency);

            (d) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency (as confirmed in writing by the applicable Rating Agency);

            (e) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long term and the highest short term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency (as confirmed in writing by the applicable Rating Agency);

            (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency (as confirmed in writing by the applicable Rating Agency);

            (g) repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

            (h) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency (as confirmed in writing by the applicable Rating Agency);

            (i) units of a taxable money market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

            (j) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any affiliate of the Trustee acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency; provided, however, if S&P is a Rating Agency, then such mutual fund, money market fund, common trust fund or other pooled investment vehicle shall have been rated by S&P); and

            (k) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest-only payments with respect to the obligations underlying such instrument.

            Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States or any State thereof or the District of Columbia, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the Trust and one or more Persons described in this clause (v) have the authority to control all substantial decisions of the Trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vii) a U.S. partnership if any of its beneficial owners, directly or indirectly (other than through a U.S. corporation), are (or are permitted to be under the related partnership agreement) not persons described in clause (v), and (viii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificate: As specified in the Preliminary Statement.

            Prospectus Supplement: The Prospectus Supplement, dated November 29, 2006, relating to the public offering of the Offered Certificates.

            Rate Adjustment Date: As defined in Section 3.06.

            Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Losses: With respect to any Deposited Underlying Certificate and any Distribution Date, the principal portion of any losses on the underlying mortgage loans allocated to such Deposited Underlying Certificate as of the related Deposited Underlying Certificate Distribution Date.

            Record Date: With respect to any Distribution Date and any Class of Certificates (other than the LIBOR Certificates), the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs and with respect to any Distribution Date and the LIBOR Certificates, the Business Day immediately preceding such Distribution Date.

            Reference Bank Rate: As defined in Section 3.06.

            Regular Certificates: As specified in the Preliminary Statement.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1506-1631 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Related Deposited Underlying Certificates: With respect to the Group 1 Certificates, the Group 1 Deposited Underlying Certificates, and with respect to the Group 2 Certificates, the Group 2 Deposited Underlying Certificates.

            Relief Act: The Servicemembers Civil Relief Act, or any comparable state or local statute (including the comparable provisions under the California Military and Veterans Code, as amended).

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

            Reserve Fund: The separate trust account for deposit of any Corridor Agreement Payments that the Trustee may receive under the Corridor Agreement.

            Reserve Fund Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.01 in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of BCAP 2006-RR1 Resecuritization Pass-Through Certificates, Series 2006-RR1."

            Residual Certificates: As specified in the Preliminary Statement.

            Responsible Officer: With respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller or any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and, in each case, with particular responsibility for this transaction.

            Rule 144A: Rule 144A promulgated under the Securities Act.

            S&P: Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8.05 the address for notices to S&P shall be Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Monitoring Group, or such other address as S&P may hereafter furnish to each other party to this Agreement.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            Senior Certificates: As specified in the Preliminary Statement.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, which as of the Closing Date are listed on Exhibit E hereto.

            Servicing Function Participant: As defined in Section 6.14(a).

            Similar Law: As defined in Exhibit A-2 hereto.

            Sponsor: Barclays Capital Inc., a Connecticut corporation, and its successors in interest.

            Startup Day: As defined in Section 2.04.

            Subcontractor: Any third-party or Affiliated vendor, subcontractor or other Person utilized by the Trustee that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) but performs one or more discrete functions identified in Item 1122(d) of Regulation AB.

            Subservicer: Any person that services the Deposited Underlying Certificates on behalf of the Trustee or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Trustee under this Agreement, with respect to some or all of the Deposited Underlying Certificates, that are identified in Item 1122(d) of Regulation AB.

            Tax Matters Person: The Holder of the Class AR Certificates designated as "tax matters person" of the Trust REMIC in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1.

            Telerate Screen Page 3750: As defined in Section 3.06.

            Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of a Certificate.

            Transferee: Any Person who is acquiring by Transfer a Certificate.

            Trust: As defined in Section 2.01(b).

            Trust Expenses: The amounts payable to the Trustee or the Depositor pursuant to Sections 2.06, 3.01(a) or 6.05, any amounts payable from the Distribution Account in respect of taxes, any other costs, expenses and liabilities that are required to be borne by the Trust Fund in accordance with applicable law or the terms of this Trust Agreement, as applicable; provided, however, Trust Expenses shall not include the amount of any Trustee Fees required to be paid to the Trustee by the Sponsor.

            Trust Fund: The corpus of the Trust consisting of (i) the Deposited Underlying Certificates, (ii) all distributions on the Deposited Underlying Certificates payable after the Closing Date, (iii) the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (iv) the right of the Trust to enforce remedies under certain agreements relating to the Deposited Underlying Certificates, (v) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Trust under the Deposited Underlying Certificates; (vi) the Corridor Agreement, (vii) the Reserve Fund and the Reserve Fund Account and (viii) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing.

            Trust REMIC: As described in the Preliminary Statement.

            Trustee: Wells Fargo Bank, N.A., a banking association organized under the laws of the United States, and its successors and, if a successor trustee is appointed hereunder, such successor.

            Trustee Fee: The one-time fee payable to the Trustee by the Sponsor as set forth in Section 6.05.

            Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, the Class AR Certificates will be entitled to 1% in the aggregate of all Voting Rights (such Voting Rights to be allocated among the Holders of Certificates of each such Class in accordance with their respective Percentage Interests) and the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Principal Balances of their respective Certificates on such date. The Voting Rights allocated to a Class of Certificates will be allocated among all Holders of that Class in proportion to the respective outstanding Certificate Principal Balances, or Percentage Interest, of those Certificates.

            Section 1.02 Interest Calculation Balances. (a) Interest in respect of the Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                   ARTICLE II

             CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATES AND
                      THE ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of the Deposited Underlying Certificates.
(a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, in trust on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Deposited Underlying Certificates, including all distributions or payments thereon payable after the Deposited Underlying Certificate Distribution Date in November 2006. In connection with such assignment, the Depositor shall have arranged for the Deposited Underlying Certificates to be registered in the name of the Trustee as of the Closing Date and, in the case of any Deposited Underlying Certificates that are in certificated form, to be delivered to the Trustee as of the Closing Date.

            The assignment of the Deposited Underlying Certificates accomplished hereby is absolute and is intended as a sale. The Depositor hereby pledges and grants to the Trustee a security interest in the Depositor's interest in the Trust Fund to secure payment (in the event of recharacterization notwithstanding the parties' intent) and performance by the Depositor of its obligations hereunder. The Depositor and the Trustee, at the direction of the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Deposited Underlying Certificates, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

            (b) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, a common law trust (the "Trust") to be known, for convenience, as "BCAP 2006-RR1" and Wells Fargo Bank, N.A., is hereby appointed as Trustee in accordance with the provisions of this Agreement.

            Section 2.02 Issuance of Certificates. The Trustee acknowledges the transfer and delivery to it of the Deposited Underlying Certificates in the manner described in Section 2.01, and concurrently with such delivery has caused to be duly executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Deposited Underlying Certificates together with all other assets (to the extent such other assets are deliverable on the Closing
Date) included in the definition of "Trust Fund," receipt of which is hereby acknowledged, Certificates in authorized Denominations evidencing ownership of the entire Trust Fund.

            In connection with the issuance of the Certificates, the Trustee shall deliver to the Depositor the following documents:

            (a) an Officer's Certificate of the Trustee certifying as to:

            (i) the Responsible Officers authorized to execute, authenticate and deliver the Certificates and to execute and deliver this Agreement and any other documents to be executed and delivered by it hereunder;

            (ii) its authorizing resolutions applicable to the transactions contemplated hereby;

            (iii) its charter and by-laws; and

            (b) such other approvals, opinions or documents as the Depositor may request.

            Section 2.03 Representations and Warranties of the Depositor. The Depositor represents and warrants to the Trustee for the benefit of the Certificateholders as follows:

            (a) The Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with limited liability company power and authority to own its properties and conduct its business and to perform its obligations under this Trust Agreement.

            (b) This Trust Agreement has been duly authorized, executed and delivered by the Depositor and, assuming the valid execution thereof by the Trustee, this Trust Agreement will constitute a valid and binding agreement of the Depositor enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and by general equity principles.

            (c) Neither the issuance or delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of this Trust Agreement, will conflict with or result in the breach of any term or provision of the charter or by-laws of the Depositor, and the Depositor is not in breach or violation of or in default (nor, to the best of the Depositor's knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of
(i) any agreement to which the Depositor is a party or by which it or its properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Depositor of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor or the ability of the Depositor to perform its obligations under this Trust Agreement.

            (d) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by this Trust Agreement, except such as have been obtained.

            (e) Upon execution and delivery by the Trustee of this Trust Agreement and delivery to the Depositor of the Certificates, the Trust will acquire the Deposited Underlying Certificates free of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest.

            (f) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Deposited Underlying Certificates to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties, which breach materially and adversely affects the interests of the Certificateholders in any Deposited Underlying Certificate (referred to herein as a "breach"), the party discovering such breach shall give prompt written notice to the other party, the Trustee and the Certificateholders. The Depositor shall cure such breach in all material respects or, if such breach cannot be cured within 60 days after receipt of such notice of breach or its discovery of such breach, repurchase such Deposited Underlying Certificates if so directed in writing by holders of at least 51% of the Percentage Interests of each related Class of Certificates. The repurchase price for any such repurchase shall be the outstanding principal balance of such Deposited Underlying Certificates, plus accrued and unpaid interest thereon.

            Section 2.04 REMIC Matters. (a) The Preliminary Statement sets forth the designations as "regular interests" or "residual interests" for federal income tax purposes of all interests created hereby. The "Startup Day" and the "latest possible maturity date" for purposes of the REMIC Provisions shall be the Closing Date and the Latest Possible Maturity Date, respectively. The Trust REMIC shall have the calendar year as its fiscal year and shall use the accrual method of accounting.

            (b) For purposes of the Trust REMIC, the interest rate of each Class of Regular Certificates (other than the Class CF Certificates) shall be its Pass-Through Rate. The interest rate of the regular interest represented by the Class CF Certificates shall be 5.00%. For federal income tax purposes, the Class CS Certificates shall represent a "specified portion" of the interest payments on the Group 2 Deposited Underlying Certificates.

            Section 2.05 Limitation on Liability of the Depositor and Others. Neither of the Depositor, or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any Affiliate, director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and its Affiliates and any director, officer, employee or agent of the Depositor or its Affiliates shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority, (ii) the performance of its duties and obligations and the exercise of (or failure to exercise) its rights under this Agreement (including, with respect to the Certificates), or (iii) any legal action relating to this Agreement or the Certificates (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder), provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of the REMIC Provisions. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.

                                   ARTICLE III

             ADMINISTRATION OF THE DEPOSITED UNDERLYING CERTIFICATES

            Section 3.01 Collection of Payments on Deposited Underlying Certificates; Distribution Account, Reserve Fund Account. (a) The Trustee shall establish and maintain with itself a trust account (the "Distribution Account") entitled "Wells Fargo Bank, N.A., in trust for registered holders of BCAP 2006-RR1 Resecuritization Pass-Through Certificates, Series 2006-RR1 Distribution Account," in which the Trustee shall, subject to the terms of this paragraph and to Section 6.05, deposit each distribution received by the Trustee with respect to the Deposited Underlying Certificates no later than the close of business on the Business Day of receipt. On each Distribution Date, before making the distributions referred to in Section 3.02, the Trustee shall withdraw from the Distribution Account any amounts to be withheld pursuant to Section
6.05. The Trustee shall use all reasonable efforts to collect all payments due with respect to the Deposited Underlying Certificates and, consistent with such efforts, follow such normal and customary procedures as it deems necessary or desirable. If the Trustee shall not have received a distribution with respect to any Deposited Underlying Certificates by the Business Day after the date on which such distribution was due and payable pursuant to the terms of such Deposited Underlying Certificates, the Trustee shall notify the Certificateholders, request such payment as promptly as possible in accordance with law and shall, except as otherwise set forth in this paragraph, take such legal action as directed by the Holders of Certificates entitled to a majority of the aggregate Voting Rights. The reasonable legal fees and expenses incurred by the Trustee in connection with the prosecution of any such legal action shall be reimbursable to the Trustee out of the proceeds of any such action and shall be retained by the Trustee prior to the deposit of any remaining proceeds in the Distribution Account pending distribution thereof to the Certificateholders in accordance with Section 3.02. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, the Trustee shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by the Certificateholders. In the event any such indemnity is provided to the Trustee, the Trustee shall take such action as shall be directed by the Holders of Certificates entitled to a majority of the Voting Rights.

            (b) All of the amounts on deposit in the Distribution Account shall be held uninvested. The Trustee may invest funds in the Reserve Fund Account and shall invest such funds in the Reserve Fund Account at the direction of the Depositor in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in the Reserve Fund Account shall be made in the name of the Trustee. The Trustee shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee. In the event amounts on deposit in the Reserve Fund Account are at any time invested in a Permitted Investment payable on demand, the Trustee may: consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
(1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date.

            All income and gain realized from the investment of funds deposited in the Reserve Fund Account held by the Trustee, shall be for the benefit of the Depositor. The Depositor shall deposit in the Distribution Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

            Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            The Trustee shall not be liable for the amount of any loss incurred with respect of any investment or lack of investment of funds held in the Reserve Fund Account if made in accordance with this Section 3.01.

            (c) Any amounts withheld pursuant to Section 3.01(a) or 6.05 on any Distribution Date shall be allocated to reduce Available Principal Funds as set forth in Section 3.04 for such Distribution Date.

            (d) The Distribution Account shall at all times be an Eligible Account. If at any time the Distribution Account ceases to be an Eligible Account, the Trustee shall immediately establish and maintain a new Distribution Account that is an Eligible Account, and shall immediately transfer all funds on deposit in the former Distribution Account, to the new Distribution Account.

            (e) The Trustee shall establish and maintain the Reserve Fund Account, on behalf of the Class CF Certificateholders, to receive any Corridor Agreement Payments. On or before each applicable Distribution Date, the Trustee shall deposit in the Reserve Fund any Corridor Agreement Payment received from the Corridor Provider for the related Distribution Date, and on each Distribution Date, the Corridor Agreement Payment received on or before such Distribution Date, along with the amount of any related Excess Funds in the Reserve Fund, shall be distributed by the Trustee to the Class CF Certificates in an amount up to the Interest Rate Corridor Amount for such Distribution Date.

            If the sum of the Corridor Agreement Payment and the Excess Funds in the Reserve Fund Account is less than the Interest Rate Corridor Amount for any Distribution Date (such shortfall, a "Basis Risk Shortfall Carryover Amount"), the Class CF Certificates shall not receive an amount equal to the Interest Rate Corridor Amount on such Distribution Date. However, on future Distribution Dates, if the sum of the Corridor Agreement Payment and any Excess Funds in the Reserve Fund Account exceeds the Interest Rate Corridor Amount for such Distribution Date, such excess shall be distributed by the Trustee to pay any Basis Risk Shortfall Carryover Amounts outstanding from prior Distribution Dates.

            Any amounts remaining in the Reserve Fund after the earlier of (a) the Class Principal Balance of the Class CF Certificates is reduced to zero or
(b) termination of the Trust, shall be distributed by the Trustee to the Depositor.

            The Trustee shall account for the Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of the Trust REMIC created pursuant to this Agreement. The beneficial owners of the Reserve Fund Account are the Class CF
Certificateholders.

            Notwithstanding any provision contained in this Agreement, the Trustee shall not be required to make any payments from the Reserve Fund Account except as expressly set forth in this Section 3.01(e).

            Section 3.02 Distributions. (a) Upon receipt of the Deposited Underlying Certificate Reports with respect to each Deposited Underlying Certificate Distribution Date, the Trustee shall promptly calculate the amount of distributions set forth in subsection (b) of this Section 3.02.

            (b) On each Distribution Date, from Available Funds for each Certificate Group (to the extent received by the Trustee), the Trustee shall distribute from the Distribution Account to the Certificateholders, the amounts set forth below:

            (i) From Available Interest Funds for such Certificate Group, to the Holders of the Classes of Certificates in such Certificate Group then entitled to distributions of interest, their respective Interest Distribution Amounts, allocated pro rata (based on their respective Interest Distribution Amounts);

            (ii) From Available Principal Funds for such Certificate Group, to the Holders of the Classes of Certificates then entitled to distributions of principal, distributed as follows:

                  (A) Available Principal Funds for the Group 1 Certificates
            shall be distributed in the following order of priority:

                         1. to the Class AR Certificates, until their Class
                  Principal Balance is reduced to zero;

                         2. sequentially, to the Class PA, Class PB, Class PC,
                  Class PD and Class PE Certificates, in that order, until the aggregate Class Principal Balance of those Classes is reduced to the Aggregate Targeted Balance set forth on Exhibit D hereto;

                         3. sequentially, to the Class TA and Class WZ
                  Certificates, in that order, until the Class Principal Balance of each such Class is reduced to zero;

                         4. sequentially, to the Class PA, Class PB, Class PC,
                  Class PD and Class PE Certificates, in that order, without regard to the Aggregate Targeted Balance set forth on Exhibit D hereto, until the Class Principal Balance of each such Class is reduced to zero; and

                  (B) Available Principal Funds for the Group 2 Certificates
            shall be distributed to the Class CF Certificates, until their Class Principal Balance is reduced to zero; and

            (iii) any remaining Available Funds for any Certificate Group, to the Holders of the Class AR Certificates.

            (c) On each Distribution Date prior to the Class WZ Accrual Termination Date, the interest accrued on the Class WZ Certificates shall be distributed by the Trustee as principal in the following order of priority:

            (i) to the Class TA Certificates, until their Class Principal Balance is reduced to zero; and

            (ii) to the Class WZ Certificates, until their Class Principal Balance is reduced to zero.

            (d) Distributions received on the Deposited Underlying Certificates after any Distribution Date will be held in the Distribution Account by the Trustee and distributed to Certificateholders on the next Distribution Date.

            (e) Distributions of interest and principal, as applicable, and of any other assets of the Trust pursuant to this Agreement (including, without limitation, amounts payable from the Reserve Fund) to each Certificateholder will be made, to the extent described above, on each Distribution Date in an amount equal to each such Certificateholder's Percentage Interest multiplied by the amount to be distributed in respect of the Certificates of the related Class.

            (f) Pro rata distributions among Classes of Certificates in respect of interest are required to be made in proportion to the then-current amount of interest to which those Certificates are entitled. Pro rata distributions among Classes of Certificates in respect of principal are required to be made in proportion to the then-current Class Principal Balances of the Certificates.

            Section 3.03 Statements to Certificateholders. On each Distribution Date, the Trustee shall prepare, based on the Deposited Underlying Certificate Reports, and make available on its internet website, initially located at "http://www.ctslink.com" (which may be obtained by any Certificateholder by telephoning the Trustee at (301) 815-6600 or such other site as may be designated by the Trustee) a statement (the "Distribution Statement") to each Certificateholder, the Depositor and each Rating Agency stating:

            (a) the amount of distributions on the Deposited Underlying Certificates on the related Deposited Underlying Certificate Distribution Date (separately identifying the amounts received with respect to each Deposited Underlying Certificate) less any Trust Expenses and any amounts deposited in the Distribution Account in error;

            (b) the Interest Distribution Amount for such Distribution Date and the amount thereof constituting payments in respect of any Accrued Certificate Interest from prior Distribution Dates;

            (c) the amount of any shortfall in the Interest Distribution Amount for such Distribution Date, and the total unreimbursed Accrued Certificate Interest through such Distribution Date;

            (d) the Available Principal Funds for such Distribution Date;

            (e) the outstanding Class Principal Balance or Notional Amount, as applicable, of each Class of Certificates after giving effect to the distribution of principal made on such Distribution Date;

            (f) the outstanding principal balance of each Deposited Underlying Certificate as of the immediately preceding Deposited Underlying Certificate Distribution Date after giving effect to the distribution of principal made thereon and any allocation of principal losses thereto in respect of such Deposited Underlying Certificate Distribution Date;

            (g) the amount of any Trust Expenses (including, without limitation, the cost of various opinions of and advice from counsel required to be obtained in connection with the Trustee's performance of its duties under this Agreement) for such Distribution Date;

            (h) the amount of any outstanding Basis Risk Shortfall Carryover Amount for the Class CF Certificates;

            (i) the amount deposited in the Reserve Fund Account; and

            (j) the amount of distributions paid from the Reserve Fund Account to the Class CF Certificates.

            Section 3.04 Allocation of Realized Losses and Trust Expenses. (a) On or prior to each Distribution Date, the Trustee shall determine the total amount of Realized Losses allocated to each Deposited Underlying Certificate. Any such Realized Losses shall be allocated to reduce the Class Principal Balances of the Classes of Certificates in the applicable Certificate Group on a pro rata basis in accordance with their respective Class Principal Balances (or in the case of the Class WZ Certificates, the lesser of its outstanding Class Principal Balance or its original Class Principal Balance).

            (b) Any Trust Expenses paid by the Trust with respect to any Distribution Date shall be allocated by the Trustee as a reduction of Available Principal Funds for each Certificate Group, and shall be allocated as a reduction of the Class Principal Balances of the Classes of Certificates in each such Certificate Group, in each case pro rata, based on the respective Class Principal Balances of the Classes of Certificates in such Certificate Group (or in the case of the Class WZ Certificates, the lesser of its outstanding Class Principal Balance or its original Class Principal Balance).

            (c) Any allocation of Realized Losses or Trust Expenses as any reduction of the Class Principal Balance of a Class of Certificates pursuant to
Section 3.04(a) or 3.04(b) above shall be applied to each Certificate of that Class based on the Percentage Interest evidenced by such Certificate and shall be accomplished by reducing the Certificate Principal Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Principal Balance" herein.

            Section 3.05 Notices to Trustee. (a) Upon receipt of any notice or statement with respect to the Deposited Underlying Certificates, the Trustee shall promptly transmit such notice to the affected Certificateholders. In the event such notice requests or requires any action by the Trustee or the Certificateholders, the Trustee shall not take any action except in accordance with written instructions from the affected Certificateholders pursuant to the fourth paragraph of Section 8.02.

            (b) Upon receipt of notice of the final distribution on any Deposited Underlying Certificate, the Trustee shall, if so required by the Governing Agreement, surrender such Deposited Underlying Certificate to the Deposited Underlying Certificate trustee, paying agent or other appropriate entity for payment of the final distribution thereon.

            Section 3.06 Determination of LIBOR. LIBOR for any Interest Accrual Period (other than the first Interest Accrual Period) after the initial Interest Accrual Period shall be determined as described below. On each Rate Adjustment Date, LIBOR ("LIBOR") shall be established by the Trustee and as to any Interest Accrual Period (other than the first Interest Accrual Period), LIBOR shall equal the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day (defined below) prior to the first day of such Interest Accrual Period (each such day, a "Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits) the rate shall be the Reference Bank Rate. The Trustee shall determine the "Reference Bank Rate" on the basis of the rates at which deposits in U.S. dollars are offered by the reference banks (which shall be four major banks that are engaged in transactions in the London interbank market) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to leading banks in the London interbank market. The Trustee shall request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate shall be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee on such date for deposits in U.S. Dollars to major banks in the London interbank market, or if fewer than two such quotations are available, to leading European and Canadian Banks. If no such quotations can be obtained, the rate shall be LIBOR for the prior Distribution Date, or in the case of the first Rate Adjustment Date, 5.320%. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

            The establishment of LIBOR by the Trustee and its subsequent calculation of the Pass-Through Rates applicable to the Class CF and Class CS certificates for the relevant Interest Accrual Period, in the absence of manifest error, shall be final and binding.

            Section 3.07 Nonpetition. The Trustee and the Depositor hereby agree not to cause or participate in the filing of a petition in bankruptcy against the Trust until 91 days after the occurrence of the termination and final distribution pursuant to Section 7.01 of this Agreement.

                                   ARTICLE IV

                                THE CERTIFICATES

            Section 4.01 The Certificates. The Certificates shall be substantially in the form attached hereto as Exhibit A. Each Certificate shall also include the reverse of the Certificates substantially in the form of Exhibit A-3. The Certificates shall be issuable in registered form, in the minimum Denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate Denominations per Class set forth in the Preliminary Statement.

            Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the related Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other depository institution having appropriate facilities therefor, if such Holder holds 100% of a Class of Offered Certificates or holds Certificates with an aggregate initial Certificate Principal Balance of $1,000,000 or more and has so notified the Trustee in writing at least five Business Days prior to the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

            Section 4.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of this Section 4.02, a Certificate Register in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

            At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized Denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered to the Trustee for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required by the Trustee.

            All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            The Certificate Registrar shall designate from time to time the location of its offices for purposes of surrender, exchange and transfer of Definitive Certificates. As of the Closing Date, the Certificate Registrar designates its offices located at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BCAP 2006-RR1 for such purposes.

            (b) No transfer of an ERISA-Restricted Certificate shall be made (other than to the Depositor or an affiliate of the Depositor) unless the Trustee shall have received a representation letter from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Physical Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of a Residual Certificate to a transferee that does not make the representation above shall be void and of no effect.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 4.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall not be required to monitor, determine or inquire as to the compliance with the transfer restrictions with respect to any ERISA-Restricted Certificate that is a Book-Entry Certificate, and the Trustee shall not have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee (other than the Depositor of an affiliate thereof) in the form attached hereto as Exhibit C-1.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(c) shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(b) and this
      Section 4.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee described in clauses (i) through (iv) of the definition thereof.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 4.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trust Fund or the Trustee, to the effect that the elimination of such restrictions will not cause the Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel addressed to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

            (d) The preparation and delivery of all certificates and opinions referred to above in this Section 4.02 in connection with transfer shall be at the expense of the parties to such transfers.

            (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Trustee shall cause the Depository to maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates;
(iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Trustee and the Depository of its intent to terminate the book entry system through the Depository and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, Certificate Owners representing at least 51% of the Class Principal Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Certificate Owners and the Depository Participants consent to the termination, the Trustee, upon receipt of notice of such event, shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

            Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a protected purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its counsel) connected therewith. Any replacement Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 4.04 Persons Deemed Owners. The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by any notice to the contrary.

            Section 4.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 4.06 Maintenance of Office or Agency. Certificates may be surrendered for registration of transfer or exchange at an office of the Trustee. As of the Closing Date, the Trustee as the Certificate Registrar designates its offices located at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BCAP 2006-RR1 for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

            Section 4.07 Compliance with Withholding Requirements. Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments made or received under the Corridor Agreement and payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders. Such amounts shall be deemed to have been distributed to such Certificateholders for all purposes of this Agreement.

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                                   THE TRUSTEE

            Section 6.01 Duties of Trustee. The Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such non-conforming instrument in the event the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction, that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

            (iv) the Trustee shall have no duty hereunder with respect to any notice it may receive or which may be alleged to have been delivered to or served upon it unless such notice is delivered to it or served upon it at its Corporate Trust Office.

            Section 6.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 6.01:

            (i) the Trustee may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement (including, without limitation, any Deposited Underlying Certificate Report), instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Depositor or, if paid by the Trustee, shall be reimbursed by the Depositor upon demand;

            (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care;

            (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

            (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

            (viii) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; and

            (ix) the Trustee shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that the Trustee may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trustee shall be entitled to be reimbursed therefor out of the Distribution Account.

            The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provisions of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

            Section 6.03 Trustee Not Liable for Certificates. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or related document. The Trustee shall not be accountable for the use or application by the Depositor of any funds paid to the Depositor or deposited in or withdrawn from the Distribution Account by the Depositor.

            Section 6.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trustee.

            Section 6.05 Trustee's Fees and Expenses. The Trustee shall be entitled to receive a one-time fee payable by the Sponsor on or prior to the Closing Date as separately agreed in writing with the Sponsor ("Trustee Fee"). The Trustee and any director, officer, employee, agent or "control person" within the meaning of the Securities Act and the Exchange Act ("Control Person") of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Deposited Underlying Certificates or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties or by reckless disregard of obligations and duties hereunder, (ii) incurred in connection with the performance of any of the Trustee's duties or the exercise of (or failure to exercise) its rights hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties or by reckless disregard of obligations and duties hereunder, and (iii) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders; provided, that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Except as otherwise provided in this Agreement or a separate letter agreement between the Trustee and the Depositor, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other routine expenses incurred by the Trustee; provided, however, no expense shall be reimbursed hereunder if it would not constitute an "unanticipated expense incurred by the REMIC" within the meaning of the REMIC Provisions. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, the Trustee shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates and (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trustee, to the extent that the Trustee must engage such Persons to perform acts or services hereunder. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

            Section 6.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under the laws of the United Stated of America to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by a federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce or withdraw their respective then-current ratings of any class of certificates (or having provided security from time to time as is sufficient to avoid the reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates.

            Section 6.07 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Depositor, each Rating Agency and the Certificateholders not less than 60 days before the date specified in such notice when, subject to Section 6.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 6.08 meeting the qualifications set forth in Section 6.06. The resignation shall not be effective until a successor trustee has been assigned. If no successor trustee meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor shall remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy of which shall be delivered to the Depositor and one copy to the successor trustee.

            The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee. Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.07 shall become effective upon acceptance by the successor trustee of appointment as provided in Section 6.08.

            If the Trustee fails to provide the required information or perform the required duties related to the Depositor's reporting obligations under the Exchange Act with respect to the Trust Fund, the Depositor shall terminate the Trustee without the consent of any of the Certificateholders. In addition, the holders of certificates evidencing at least 51% of the Voting Rights of the Certificates may at any time remove the Trustee and appoint a successor Trustee. Notice of any removal of the Trustee shall be given by the successor trustee to each Rating Agency.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions described above will become effective upon acceptance of appointment by the successor trustee.

            A successor trustee will not be appointed unless the successor trustee meets the eligibility requirements described above and its appointment does not adversely affect the then-current ratings of the Certificates.

            Section 6.08 Successor Trustee. Any successor trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 6.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.06 and its appointment shall not adversely affect the then current ratings of the Certificates, as confirmed in writing by each Rating Agency.

            Upon acceptance by a successor trustee of appointment as provided in this Section 6.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance by the successor trustee of appointment, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

            Section 6.09 Merger or Consolidation of Trustee. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 6.06, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 6.10 [Reserved].

            Section 6.11 Tax Matters. It is intended that the assets with respect to which a REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust REMIC and that in such capacity it shall:

            (a) prepare, execute, and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the Trust REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby, including without limitation, the calculation of any original issue discount using the prepayment assumption identified in the Prospectus Supplement;

            (b) apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or other acceptable method for the Trust REMIC and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code. The Trustee shall deliver or cause to be delivered the federal taxpayer identification number of the Grantor Trust on an IRS Form W-9 to the Corridor Provider prior to the first Corridor Agreement Payment in January 2007 and, if requested by the Corridor Provider, an applicable IRS Form W-8IMY of the Trust. Each non-exempt Certificateholder of record appearing on the applicable certificate register, shall provide applicable certification to the Trustee (with copies directly from such Class CF Certificateholder to the Corridor Provider) to enable the Trustee to make payments to such Class CF Certificateholder without federal withholding or backup withholding, and as authorized by the Certificateholders, the Trustee shall forward any such certification with respect to the Class CF Certificates received to the Corridor Provider;

            (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

            (d) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee described in clauses (i)-(iv) of the definition thereof, or an agent (including a broker, nominee or other middleman) of a non Permitted Transferee (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

            (e) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions;

            (f) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status;

            (g) not permit the creation of any interests in the Trust REMIC other than the Certificates;

            (h) not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement);

            (i) receive any income attributable to any asset which is neither a "qualified mortgage" nor a "permitted investment" within the meaning of the REMIC Provisions;

            (j) not receive any contributions to the Trust REMIC after the Startup Day that would be subject to tax under Section 860G(d) of the Code;

            (k) not dispose of any assets of the Trust REMIC at a gain if such disposition would be a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code;

            (l) pay, from the sources specified in the second to last paragraph of this Section 6.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on the Trust REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from causing the withholding of payment of such tax, if permitted by law, pending the outcome of such proceedings);

            (m) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

            (n) maintain records relating to the Trust REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            The Holder of the largest Percentage Interest of the Class AR Certificates shall act as Tax Matters Person for the Trust REMIC, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Trustee is hereby designated as agent of such Certificateholder for such purpose (or if the Trustee is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Trustee shall, as and when necessary and appropriate, represent the Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust REMIC, and otherwise act on behalf of the Trust REMIC in relation to any tax matter or controversy involving it.

            In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and, in the case of the Class CF Certificates, the allocation of such price between the related REMIC regular interest and the beneficial interest in the Corridor Agreement and other Grantor Trust assets. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

            In the event that any tax is imposed on "prohibited transactions" of the Trust REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust REMIC as defined in Section 860G(c) of the Code, on any contribution to the Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee, of any of its obligations under this Agreement, in all other cases, or in the event that the Trustee fails to honor its obligations under the preceding clause (i), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.02.

            The parties intend that the portion of the Trust Fund constituting the Grantor Trust, shall constitute, and that the affairs of the Grantor Trust shall be conducted so as to qualify such portion as a "grantor trust" under subpart E, Part I of subchapter J of the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class CF Certificateholders, the amounts with respect to the Corridor Agreement and the Reserve Fund Account that are received or accrued, as applicable, in the time or times and in the manner required by the Code.

            Section 6.12 Tax Classification of Corridor Agreement and Reserve Fund Account. For federal income tax purposes, the Trustee shall treat the Reserve Fund Account and the Corridor Agreement as beneficially owned by the holders of the Class CF Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. Accordingly, the Class CF Certificates will comprise two components - a regular interest in the Trust REMIC and an interest in a notional principal contract. The Trustee shall allocate the issue price for a Class of Certificates between the respective components for purposes of determining the issue price of the related regular interest component based on information received from the Depositor.

            Section 6.13 Periodic Filings. (a) The Trustee shall reasonably cooperate with the Depositor in connection with the reporting requirements of the Trust under the Exchange Act. The Trustee shall prepare for execution by the Depositor any Forms 10-D and 10-K and certain Form 8-K's (not to include any Form 8-K related to the filing of this Agreement and any amendments thereto), required by the Exchange Act and the rules and regulations of the Commission thereunder, in order to permit the timely filing thereof, and the Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System, or EDGAR) such Forms executed by the Depositor.

            (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Trustee shall file each Form 10-D with a copy of the related Distribution Statement attached thereto. Any disclosure in addition to the Distribution Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be reported to the Depositor and the Trustee by the parties set forth on Exhibit F and directed and approved by the Depositor pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

            As set forth on Exhibit F hereto, within 5 calendar days after the related Distribution Date, the parties, to the extent described on Exhibit F, shall be required to provide to the Trustee and the Depositor, to the extent known by such applicable parties, any Additional Form 10-D Disclosure, the form and substance of the Additional Form 10-D Disclosure described on Exhibit F applicable to such party (and shall include with such Additional Form 10-D Disclosure an Additional Disclosure Notification (the "Additional Disclosure Notification") in the form attached hereto as Exhibit H), and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit F (other than with respect to the Trustee) of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information; provided, however, the Trustee shall cooperate with the Depositor in a reasonable manner in order for the Depositor to comply with its reporting obligations under the Exchange Act as set forth in Section 6.13(a). The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph. The Trustee shall compile all such information provided to it in a Form 10-D prepared by it.

            After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Depositor for approval and execution. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, an officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 6.13(f)(ii). Promptly (but not later than one Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee. Form 10-D requires the Depositor to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby instructs the Trustee, with respect to each Form 10-D, to check "yes" for each item unless the Trustee has received timely prior written notice from the Depositor that the answer should be "no" for an item. The Depositor shall notify the Trustee in writing, as soon as reasonably practicable but no later than 5 Business Days prior to the 15th calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be "no." The Trustee shall be entitled to rely on such instructions in preparing and/or filing any such Form 10-D. The Depositor acknowledges that the performance by the Trustee of its duties under this Section 6.13(b) related to the timely preparation and filing of Form 10-D is contingent upon the Depositor observing all applicable deadlines in the performance of their duties under this
Section 6.13(b). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any party hereto (other than the Trustee or any Subcontractor utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

            (c) On or before 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline"), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement, (i) an annual compliance statement for the Trustee and each Subservicer engaged by the Trustee, as described under
Section 6.15, (ii)(A) the annual reports on assessment of compliance with servicing criteria for the Trustee and each Subservicer or Servicing Function Participant utilized by the Trustee, as described under Section 6.14, and (B) if any such report on assessment of compliance with servicing criteria described under Section 6.14 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or such report on assessment of compliance with servicing criteria described under Section 6.14 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the Trustee, each Subservicer and each Servicing Function Participant utilized by the Trustee, as described under
Section 6.14, and (B) if any registered public accounting firm attestation report described under Section 6.14 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a certification in the form attached hereto as Exhibit K, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission (the "Sarbanes Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported to the Depositor and the Trustee by the parties set forth on Exhibit J and directed and approved by the Depositor pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

            As set forth on Exhibit J hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, the parties, to the extent described on Exhibit J, shall be required to provide to the Trustee and the Depositor, to the extent known by such applicable parties, any Additional Form 10-K Disclosure, the form and substance of the Additional Form 10-K Disclosure described on Exhibit J applicable to such party (and shall include with such Additional Form 10-K Disclosure an Additional Disclosure Notification in the form attached hereto as Exhibit H), and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit J (other than with respect to the Trustee) of their duties under this paragraph or proactively solicit from such parties any Additional Form 10-K Disclosure information; provided, however, the Trustee shall cooperate with the Depositor in a reasonable manner in order for the Depositor to comply with its reporting obligations under the Exchange Act as set forth in Section 6.13(a). The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph. The Trustee shall compile all such information provided to it in a Form 10-K prepared by it.

            After preparing the Form 10-K, the Trustee shall forward electronically a copy of the Form 10-K to the Depositor for approval and execution. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby instructs the Trustee, with respect to each Form 10-K, to check "yes" for each item unless the Trustee has received timely prior written notice from the Depositor that the answer should be "no" for an item. The Depositor shall notify the Trustee in writing by March 1st if the answer to the questions should be "no." The Trustee shall be entitled to rely on such instructions in preparing and/or filing any such Form 10-K. No later than 5:00 p.m. EST on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 6.13(f)(ii). Promptly (but no later than one Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee. The Depositor acknowledges that the performance by the Trustee of its duties under this Section 6.13(c) related to the timely preparation and filing of Form 10-K is contingent upon the Depositor observing all applicable deadlines in the performance of their duties under this Section 6.13(c), Section 6.13(d) and Section 6.14. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (d) In connection with the execution of a Sarbanes Certification, the Trustee shall sign a certification (in the form attached hereto as Exhibit I, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission) for the benefit of the Depositor and its officers, directors and Affiliates. Such certification shall be delivered to the Depositor no later than March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Sarbanes Certification no later than the time set forth for the delivery to the Trustee of the signed Form 10-K pursuant to Section 6.13(c) for such year. In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee has actual knowledge of information material to the Sarbanes Certification that was not disclosed on the certification set forth in Exhibit K, the Trustee shall promptly notify the Depositor. In addition, (i) the Trustee shall indemnify and hold harmless the Depositor and the Sponsor and their officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Trustee's obligations under this Section 6.13(d) or the Trustee's material misstatement, omission, negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any indemnified party, then (i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 6.13(d) or the Trustee's material misstatement, omission, negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Depositor and the Sponsor as a result of the losses, claims, damages or liabilities of the Depositor and the Sponsor in such proportion as is appropriate to reflect the relative fault of the Depositor and the Sponsor on the one hand and the Trustee on the other. The indemnification and contribution obligations set forth in this Section 6.13(d) shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee.

            (e) [Reserved].

            (f) (i) The obligations set forth in paragraphs (a) through (d) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall prepare and file a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor. At the start of any fiscal year, including any fiscal year after the filing of a Form 15 Suspension Notification, if the number of Holders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 10-K, 10-D and 8-K as required pursuant to this Section 6.13 and the parties hereto shall again have the obligations set forth in this Section 6.13.

            (ii) In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed pursuant to this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement, the Trustee will promptly notify the Depositor. In the case of Form 10-D and 10-K, the Depositor and Trustee will thereupon prepare and file, and the other parties shall cooperate in connection with such preparation and filing, a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and, upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Distribution Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Trustee will notify the Depositor and such other parties to the transaction as are affected by such amendment, and the Depositor and the Trustee shall prepare and file, and such other parties will cooperate in connection with such preparation and filing, any necessary Form 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an officer or a senior officer of the Depositor. The Depositor acknowledges that the performance by the Trustee of its duties under this Section 6.13(f) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Depositor observing all applicable deadlines in the performance of their duties under this Section 6.13 and Section 6.14. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (g) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (other than the initial Form 8-K) ("Form 8-K Disclosure Information") shall be reported to the Depositor and the Trustee by the parties set forth on Exhibit G and directed and approved by the Depositor pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

            As set forth on Exhibit G hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event the parties, to the extent described on Exhibit G, shall be required to provide to the Depositor, to the extent known by such applicable parties, any Form 8-K Disclosure Information, the form and substance of the Form 8-K Disclosure Information described on Exhibit G applicable to such party (and shall include with such Form 8-K Disclosure Information, an Additional Disclosure Notification in the form attached hereto as Exhibit H), and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit G (other than with respect to the Trustee) of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information; provided, however, the Trustee shall cooperate with the Depositor in a reasonable manner in order for the Depositor to comply with its reporting obligations under the Exchange Act as set forth in Section 6.13(a). The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph. The Trustee shall compile all such information provided to it in a Form 8-K prepared by it.

            After preparing the Form 8-K, the Trustee shall no later than 12:00 noon (New York City time) on the 3rd Business Day after the Reportable Event but in no case without having had notice for 24 hours forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than 12:00 noon (New York City time) on the 4th Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 6.13(f)(ii). Promptly (but no later than one Business Day) after filing with the Commission, the Trustee will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trustee. The Depositor acknowledges that the performance by the Trustee of its duties under this Section 6.13(g) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon the Depositor observing all applicable deadlines in the performance of its duties under this Section 6.13(g). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Subcontractor utilized by the Trustee) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

            (h) The Trustee shall have no liability for any loss, expense, damage or claim arising out of or resulting from (i) the accuracy or inaccuracy of any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information (excluding any information therein provided by the Trustee or any Subcontractor utilized by the Trustee) provided to the Trustee in connection with the preparation of Forms 10-D, 10-K and 8-K pursuant to this
Section 6.13, or (ii) the failure of the Depositor to approve for filing any Forms 10-D, 10-K and 8-K required to be prepared by the Trustee pursuant to this
Section 6.13, in either case, not resulting from the Trustee's own negligence, bad faith or misconduct.

            Any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information required to be provided to the Trustee shall be sent (by email at cts.sec.notifications@wellsfargo.com and facsimile at 410-715-2380) in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Trustee, the Depositor and the party providing such information. With respect to any notice required to be delivered by the Trustee to the Depositor pursuant to Section 6.13 of this Agreement, the Trustee may deliver such notice, notwithstanding any contrary provision in Section 8.05, via facsimile to 212-412-7519 or telephonically by calling the General Counsel at 212-412-4000. The signing party at the Depositor can be contacted at 200 Park Avenue, New York, New York 10166, Attention: General Counsel, Facsimile: (212) 412-7519, or such other address as to which the Depositor has provided prior written notice to the Trustee.

            Section 6.14 Annual Reports on Assessment of Compliance with Servicing Criteria; Annual Independent Public Accountants' Attestation Report.

            (a) Not later than March 5th of each calendar year commencing in 2007, the Trustee shall deliver, and the Trustee shall cause each Subcontractor or Subservicer utilized by the Trustee, and determined by the Trustee to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (in each case, a "Servicing Function Participant"), to deliver, each at its own expense, to the Depositor, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the applicable Servicing Criteria,
(C) such party's assessment of compliance with the applicable Servicing Criteria as of and for the period ending the end of the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.13, including, if there has been any material instance of noncompliance with the applicable Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such Person's assessment of compliance with the applicable Servicing Criteria as of and for such period. Each such assessment of compliance report shall be addressed to the Depositor and signed by an authorized officer of the Trustee, and shall address each of the applicable Servicing Criteria set forth on Exhibit E hereto, or as set forth in the notification furnished to the Depositor and the Trustee pursuant to Section 6.14(c). The Trustee hereby acknowledges and agrees that its assessment of compliance will cover the items identified on Exhibit E hereto as being covered. The parties to this Agreement acknowledge that where a particular Servicing Criteria has multiple components, each party's assessment of compliance and related attestation of compliance will relate only to those components that are applicable to such party. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Trustee as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (and each Subservicer or Servicing Function Participant engaged or utilized by the Trustee), as the case may be. None of the Trustee, any Subservicer or any Servicing Function Participant shall be required to cause the delivery of any such assessments until March 15th in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

            In the event the Trustee, any Subservicer or any Servicing Function Participant engaged by it is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide with respect to the year of termination a report on assessment of compliance pursuant to this
Section 6.14, or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

            (b) Not later than March 5th of each calendar year commencing in 2007, the Trustee shall cause each Subservicer or Servicing Function Participant utilized by the Trustee (or by any Subservicer engaged by the Trustee), to cause, each at its own expense, a registered public accounting firm (which may also render other services to such party) that is a member of the American Institute of Certified Public Accountants to furnish a report to the Depositor that attests to and reports on such Person's assessment of compliance with the Servicing Criteria applicable to it, with a copy to the Rating Agencies, to the effect that (i) it has obtained a representation regarding certain matters from the management of such Person, which includes an assertion that such Person has complied with the Servicing Criteria applicable to it pursuant to Section 6.14(a) and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, that attests to and reports on such Person's assessment of compliance with the Servicing Criteria applicable to it. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Each such related accountant's attestation report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Promptly after receipt of each such accountants' attestation report, the Depositor shall review the report and, if applicable, consult with the Trustee as to the nature of any defaults by the Trustee (and each Subservicer or Servicing Function Participant engaged or utilized by or the Trustee), as the case may be, in the fulfillment of any of the Trustee's, the applicable Subservicer's or the Servicing Function Participant's obligations hereunder or under any applicable sub-servicing agreement. None of the Trustee or any Servicing Function Participant shall be required to cause the delivery of any such attestation required by this paragraph until March 15th in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

            (c) No later than February 1 of each fiscal year, commencing in 2007, the Trustee shall notify the Depositor as to the name of each Subservicer engaged by it for the prior fiscal year and each Servicing Function Participant utilized by the Trustee and by each Subservicer engaged by it, but only to the extent there has been a change in the information in such notification from notices previously delivered, and each such notice will specify what specific Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Subservicer or Servicing Function Participant to the extent of any change from the prior year's notice, if any. When the Trustee submits its assessment pursuant to Section 6.14(a), the Trustee will also at such time include the assessment (and related attestation pursuant to Section 6.14(b)) of each Servicing Function Participant utilized by it and each Subservicer engaged by it.

            Promptly after receipt of each such assessment of compliance with servicing criteria and attestation report, the Trustee shall confirm to the Depositor that each assessment of compliance with servicing criteria submitted pursuant to Section 6.14 is accompanied by an attestation report meeting the requirements of this Section 6.14 and shall notify the Depositor of any exceptions.

            In the event the Trustee, any Subservicer or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable agreement, as the case may be, such party shall cause a registered public accounting firm to provide with respect to the year of termination, at the cost and expense of such party, an attestation report pursuant to this
Section 6.14(c), or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

            (d) Notwithstanding anything to the contrary contained in this Agreement, the Trustee shall indemnify the Depositor, the Sponsor and any director, officer, employee or agent of the Depositor or the Sponsor and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to any failure by the Trustee or any Subcontractor, Subservicer or Servicing Function Participant utilized by the Trustee to deliver any information, report, certification or accountants' letter when and as required pursuant to this Agreement, including without limitation any failure by the Trustee to identify any Subcontractor, Subservicer or Servicing Function Participant "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

            Section 6.15 Annual Statement as to Compliance. The Trustee shall deliver, and shall cause each Subservicer engaged by the Trustee to deliver or cause to be delivered (or otherwise make available) to the Depositor on or before March 15 of each year, commencing in March 2007, an Officer's Certificate stating, that (A) a review of the activities of the Trustee or Subservicer, as applicable, during the preceding calendar year or portion thereof and of the Trustee's performance under this Agreement or any Subservicer's performance under an applicable sub-servicing agreement, as the case may be, has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, the Trustee or Subservicer, as applicable, has fulfilled all its obligations under this Agreement or the applicable sub-servicing agreement, as the case may be, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

            In the event the Trustee or any Subservicer engaged by the Trustee is terminated or resigns pursuant to the terms of this Agreement or any applicable agreement in the case of a Subservicer, as the case may be, such party shall provide an Officer's Certificate pursuant to this Section 6.15 notwithstanding any such termination, assignment or resignation for the portion of the year in which it was the Trustee or Subservicer, as applicable.

                                  ARTICLE VII

                                   TERMINATION

            Section 7.01 Termination Upon Distribution to Certificateholders. This Trust Agreement and the respective obligations and responsibilities of the Depositor and the Trustee created hereby shall terminate upon the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            Notice of any termination, specifying the Final Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the first day and not later than the 25th day of the month of such final distribution specifying (A) the Distribution Date upon which the final distribution on the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle any Certificateholder to receive any interest in excess of such Certificateholder's Percentage Interest of the allocation of the Accrued Certificate Interest for such Final Distribution Date. Upon presentation and surrender of a Certificate, the Trustee shall cause to be distributed to the Holder thereof such Holder's final distribution.

            On such Final Distribution Date, any assets in the Trust Fund remaining after payment of all Trust Expenses shall be distributed to Certificateholders, in accordance with their Percentage Interests, including an "in kind" distribution of any remaining Deposited Underlying Certificates.

            Section 7.02 Failure of Certificateholders to Surrender Certificates. In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Final Distribution Date, the Trustee shall give a written notice to such remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

            Section 8.01 Amendment. This Trust Agreement may be amended from time to time by the Trustee and the Depositor, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provision herein or in the Prospectus Supplement, (iii) to change the timing and/or nature of deposits into the Distribution Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel (which shall not be an expense of the Trustee), adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the rating of the Certificates, as evidenced by a letter from each Rating Agency to such effect, or (iv) to add such other provisions with respect to matters or questions arising under this Trust Agreement that shall not be materially inconsistent with other provisions of this Trust Agreement provided that (a) such action shall not, as evidenced by an Opinion of Counsel (which shall not be an expense of the Trustee), adversely affect in any material respect the interests of any Certificateholder and (b) such action shall not adversely affect the rating of the Certificates, as evidenced by a letter from each Rating Agency to such effect. The Trustee and the Depositor also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the Trust REMIC as a REMIC and the Grantor Trust as a grantor trust under the Code,
(ii) avoid or minimize the risk of the imposition of any tax on the Trust REMIC or the Grantor Trust pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

            This Trust Agreement may also be amended from time to time by the Trustee and the Depositor with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, amounts required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the percentage of the Certificates which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding or (iii) permit the removal of the Trustee without cause without the consent of the Holders of all Certificates then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment is permitted hereunder and will not cause the imposition of any tax under the REMIC Provisions on the REMIC or the Certificateholders or cause either the Trust REMIC to fail to qualify as a REMIC or the Grantor Trust as a grantor trust at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment to this Trust Agreement requiring the consent of Certificateholders, the Trustee shall furnish a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Section 8.02 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Trust Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding, up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

            No Certificateholder shall have any right to vote (except as provided in Section 8.01 or this Section 8.02) or in any manner otherwise control the operation and management of the Trust Fund (except as provided in Section 3.01), or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

            Except in the case of an action, suit or proceeding against the Trustee with respect to a breach or alleged breach of its duties and responsibilities hereunder, no Certificateholder shall have any right by virtue of any provisions of this Trust Agreement to institute any action, suit or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless such Holder previously shall have given to the Trustee a written notice of the basis of such action, suit or proceeding, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Holder of a Certificate and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder of Certificates, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Any consent, vote, waiver or like action to be taken by the Trustee with respect to the Deposited Underlying Certificates will be taken in accordance with the instructions of a vote of affected Certificateholders. The Trustee will cast its vote in accordance with the instructions given by those Certificateholders who hold a majority of the principal amount of the Certificates from whom instructions are received (whether or not such Certificateholders hold a majority of the certificates). In the event no such instructions are received, the Trustee shall not cast any vote.

            Section 8.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust or Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any other such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and/or submitted by any Person respecting any matter arising hereunder.

            Section 8.04 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York, and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

            Section 8.05 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered at (a) in the case of the Depositor, 200 Park Avenue, New York, New York 10166, Attention: BCAP 2006-RR1, or to such other address as may hereafter be furnished to the Trustee in writing by the Depositor; (b) in the case of the Trustee, the Corporate Trust Office or to such other address as may hereafter be furnished to the Depositor in writing by the Trustee; and (c) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed to a Holder within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Certificateholder receives such notice. Any notice mailed to the Trustee shall be effective only upon receipt.

            Section 8.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

            Section 8.07 Certificates Nonassessable and Fully Paid. It is the intention of this Agreement that Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to
Section 2.02 are and shall be deemed fully paid.

            Section 8.08 Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

            Section 8.09 Regulation AB Compliance; Intent of the Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and, to the extent practicable from a timing and information systems perspective and to the extent the Depositor will pay any increased costs of the Trustee caused by such request, agree to comply with all reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Trustee shall, to the extent practicable from a timing and information systems perspective and to the extent the Depositor will pay any increased costs of the Trustee caused by such request, cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Trustee reasonably believed by the Depositor to be necessary in order to effect such compliance.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       BCAP LLC,
                                         as Depositor

                                       By: /s/ Tom Hamilton
                                          --------------------------------------
                                          Name: Tom Hamilton
                                          Title: Managing Director

                                       By: /s/ Michael Wade
                                          --------------------------------------
                                          Name: Michael Wade
                                          Title: Managing Director

                                       WELLS FARGO BANK, N.A., as Trustee

                                       By:  /s/ Carla S. Walker
                                          --------------------------------------
                                          Name: Carla S. Walker
                                          Title: Vice President

                                   EXHIBIT A-1

       FORM OF CLASS PA, CLASS PB CLASS PC, CLASS PD, CLASS PE, CLASS TA,
                  CLASS WZ, CLASS CF AND CLASS CS CERTIFICATES.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                            :

First Distribution Date                    :  December 26, 2006

Initial Certificate Balance of
this Certificate
("Denomination")                           :

Initial Certificate Balances of
all Certificates of this Class             :  [PA] [$147,037,000]
                                              [PB] [$31,060,000]
                                              [PC] [$50,248,000]
                                              [PD] [$34,540,000]
                                              [PE] [$41,783,000]
                                              [TA] [$125,000,000]
                                              [WZ] [$25,333,000]
                                              [CF] [$25,000,000]
                                              [CS] [$25,000,000]

CUSIP                                      :  [PA] [05529H AA 1]
                                              [PB] [05529H AB 9]
                                              [PC] [05529H AC 7]
                                              [PD] [05529H AD 5]
                                              [PE] [05529H AE 3]
                                              [TA] [05529H AF 0]
                                              [WZ] [05529H AG 8]
                                              [CF] [05529H AH 6]
                                              [CS] [05529H AJ 2]

ISIN                                       :  [PA] [US05529HAA14]
                                              [PB] [US05529HAB96]
                                              [PC] [US05529HAC79]
                                              [PD] [US05529HAD52]
                                              [PE] [US05529HAE36]
                                              [TA] [US05529HAF01]
                                              [WZ] [US05529HAG83]
                                              [CF] [US05529HAH66]
                                              [CS] [US05529HAJ23]

                                    BCAP LLC

                             BCAP LLC Trust 2006-RR1
               Mortgage Pass-Through Certificates, Series 2006-RR1
    [Class PA][Class PB] [Class PC][Class PD] [Class PE][Class TA] [Class WZ]
                              [Class CF] [Class CS]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the deposited underlying certificates are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [__________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") between BCAP LLC, as depositor (the "Depositor"), and Wells Fargo Bank, National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity, but
                                          solely as Trustee

                                       By:____________________________________

Authenticated:

 By:____________________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.,
     not in its individual capacity,
          but solely as Trustee

                                    BCAP LLC
                             BCAP LLC Trust 2006-RR1
               Mortgage Pass-Through Certificates, Series 2006-RR1

            This Certificate is one of a duly authorized issue of Certificates designated as BCAP LLC Trust 2006-RR1 Mortgage Pass Through Certificates, of the series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and the Depositor and any agent of the Trustee or the Depositor may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

                                         ---------------------------------------
                                          Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by____________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS AR CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). TRANSFERS OF THIS CERTIFICATE TO ANY PERSON WHO IS NOT A PERMITTED TRANSFEREE, AS SET FORTH IN SECTION 4.02(C) OF THE AGREEMENT IS PROHIBITED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No.                          :      AR-1
First Distribution Date                  :      December 26, 2006

CUSIP                                    :       [05529H AK 9]

ISIN                                     :       [US05529HAK95]

                                    BCAP LLC

                             BCAP LLC Trust 2006-RR1
               Mortgage Pass-Through Certificates, Series 2006-RR1

                                    Class AR

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the deposited underlying certificates are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class AR Certificates pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") between BCAP LLC, as depositor (the "Depositor"), and Wells Fargo Bank, National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the office designated by the Trustee for such purposes.

            No transfer of a Class AR Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to
Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class AR Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class AR Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class AR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class AR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 4.02(c) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit C-1 to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class AR Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class AR Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class AR Certificate, (C) not to cause income with respect to the Class AR Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class AR Certificate or to cause the Transfer of the Ownership Interest in this Class AR Certificate to any other Person if it has actual knowledge that such Person is a not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class AR Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Trustee

                                       By:____________________________________

Authenticated:

By:____________________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.,
    not in its individual capacity,
         but solely as Trustee

                                    BCAP LLC

                             BCAP LLC Trust 2006-RR1
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as BCAP LLC Trust 2006-RR1 Mortgage Pass Through Certificates, of the series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the monthly immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Depositor, and any agent of the Trustee or the Depositor may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

                                         ---------------------------------------
                                          Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by____________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT A-3

                        (Form of Reverse of Certificates)

                                    BCAP LLC

                                  BCAP 2006-RR1

           Resecuritization Pass-Through Certificates, Series 2006-RR1

            This Certificate is one of a duly authorized issue of Certificates designated as BCAP LLC, BCAP 2006-RR1 Resecuritization Pass-Through Certificates, of the series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the first Business Day immediately following the latest Deposited Underlying Certificate Distribution Date of each month (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement shall terminate upon the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

                                         ---------------------------------------
                                          Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number ______, or, if mailed by check, to _____________________________.
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

            This information is provided by____________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                    EXHIBIT B

                  SCHEDULE OF DEPOSITED UNDERLYING CERTIFICATES

WFMBS Wells Fargo Mortgage Backed Securities

                                          Outstanding Balance
                                              of Deposited
                                               Underlying
                           Percentage of   Certificates as of       Related
  Issuer   Series   Class    Class (%)      Closing Date ($)   Certificate Group
--------- --------- ------ -------------- -------------------- ----------------
   WFMBS   2006-16    A-2    61.9              15,893,111            Group 1
   WFMBS   2006-16    A-5    61.9              413,800,322           Group 1
   WFMBS   2006-16    A-18   50.8              25,000,000            Group 2

                                   EXHIBIT C-1

                      FORM OF TRANSFER AFFIDAVIT--CLASS AR

                                  BCAP 2006-RR1

                                    BCAP LLC
                            Pass-Through Certificates
                                 Series 2006-RR1

            1. The undersigned is an officer of _______, the proposed Transferee of an Ownership Interest in a Class AR Certificate (the "Certificate") issued pursuant to the Trust Agreement dated as of November 30, 2006 (the "Agreement") among BCAP LLC, as depositor and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are Disqualified Organizations; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false; provided, that a pass-through entity which is an "electing large partnership" under the Code will be subject to tax in all events. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.) The Transferee further understands that it may incur tax liabilities with respect to the holding of the Certificate in excess of cash flows generated thereby.

            5. The Transferee has reviewed the provisions of Section 4.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit C-2 to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate. The Transferee historically has paid its debts as they have become due and intends to do so in the future. The Transferee understands that the taxable income and tax liability with respect to this Certificate will exceed distributions with respect to the Certificate in some or all periods and intends to pay all taxes with respect to the Certificate as they become due.

            8. The Transferee's taxpayer identification number is __________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30) (other than a U.S. partnership any beneficial owner of which, directly or indirectly (other than through a U.S. corporation), is (or is permitted to be under the related partnership agreement) a non-U.S. person) or is not a U.S. Person and has furnished the Transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form.

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. The Transferee will not cause income with respect to the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other United States Person.

            12. Check one of the following paragraphs:

            [_] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

                  (i) the present value of any consideration given to the
            Transferee to acquire such Certificate;

                  (ii) the present value of the expected future distributions on such Certificate; and

                  (iii) the present value of the anticipated tax savings
            associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            [ ] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

                  (i) the Transferee is an "eligible corporation," as defined in
            U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

                  (ii) at the time of the transfer, and at the close of the
            Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

                  (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of U.S. Treasury Regulations Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5); and

                  (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

                  [_] None of the above.

            13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, and the Transferee is not acting on behalf of such a plan.

                                      * * *

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____________ day of __________________, 200_.

                                         ---------------------------------------
                                                 PRINT NAME OF TRANSFEREE

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:

---------------------------------------
        [Assistant] Secretary

                                    EXHIBIT 1
                                 to EXHIBIT C-1

                               Certain Definitions

            "Disqualified Organization": A Person specified in clauses (i)-(iv) of the definition of "Permitted Transferee."

            "Ownership Interest": As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States or any State thereof or the District of Columbia, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more Persons described in this clause (v) have the authority to control all substantial decisions of the Trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, (vii) a U.S. partnership if any of its beneficial owners, directly or indirectly (other than through a U.S. corporation), are (or are permitted to be under the related partnership agreement) not persons described in clause (v) and (viii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

            "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

                                    EXHIBIT 2
                                 to EXHIBIT C-1

                        Section 4.02(c) of the Agreement

            Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee (other than the Depositor of an affiliate thereof) in the form attached hereto as Exhibit C-1.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(c) shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(b) and this Section 4.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee described in clauses (i) through (iv) of the definition thereof.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 4.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trust Fund or the Trustee, to the effect that the elimination of such restrictions will not cause the Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel addressed to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                   EXHIBIT C-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                ---------------------
                                                Date

BCAP LLC
200 Park Avenue
New York, New York  10166
Attention: BCAP 2006-RR1

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: BCAP 2006-RR1

Re: BCAP LLC 2006-RR1, Resecuritization Pass-Through Certificates, Series 2006-RR1, Class [___]

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Securities Act of 1933, as amended and (b) to the extent we are disposing of a Class AR Certificate, (i) we have no knowledge the Transferee is not a Permitted Transferee, (ii) after conducting a reasonable investigation of the financial condition of the Transferee, we have no reason to believe that the Transferee will not pay taxes with respect to the Class AR Certificate when due, and (iii) we have no reason to believe that the statements made in paragraphs 5, 7, 9 and 11 of the Transferee's Transfer Affidavit are false.

                                          Very truly yours,

                                          --------------------------------------
                                                   Print Name of Transferor

                                          By:
                                             -----------------------------------
                                                     Authorized Officer

                                    EXHIBIT D

                AGGREGATE TARGETED BALANCE AMORTIZATION SCHEDULE

    Date                Balance ($)
-------------------   ------------------
November 2006         304,668,000.00
December 2006         302,139,177.51
January 2007          299,552,966.95
February 2007         296,910,505.24
March 2007            294,277,647.52
April 2007            291,654,345.87
May 2007              289,040,554.80
June 2007             286,436,231.20
July 2007             283,841,334.36
August 2007           281,255,825.89
September 2007        278,679,669.76
October 2007          276,112,832.25
November 2007         273,555,281.93
December 2007         271,006,989.62
January 2008          268,467,928.42
February 2008         265,938,073.60
March 2008            263,417,402.63
April 2008            260,905,895.13
May 2008              258,403,532.83
June 2008             255,910,299.57
July 2008             253,428,168.75
August 2008           250,959,136.28
September 2008        248,503,135.39
October 2008          246,060,099.69
November 2008         243,629,963.13
December 2008         241,212,660.00
January 2009          238,808,124.95
February 2009         236,416,292.98
March 2009            234,037,112.92
April 2009            231,670,520.24
May 2009              229,316,450.80
June 2009             226,974,840.73
July 2009             224,645,626.54
August 2009           222,328,745.05
September 2009        220,024,133.41
October 2009          217,731,729.10
November 2009         215,451,469.91
December 2009         213,183,293.99
January 2010          210,927,139.76
February 2010         208,682,946.00
March 2010            206,450,651.79
April 2010            204,230,196.54
May 2010              202,021,519.96
June 2010             199,824,562.08
July 2010             197,639,263.24
August 2010           195,465,564.10
September 2010        193,303,405.62
October 2010          191,152,729.06
November 2010         189,013,476.00
December 2010         186,885,588.32
January 2011          184,769,008.19
February 2011         182,663,678.10
March 2011            180,569,540.83
April 2011            178,486,539.45
May 2011              176,414,617.34
June 2011             174,353,718.16
July 2011             172,303,785.89
August 2011           170,264,764.78
September 2011        168,236,599.36
October 2011          166,219,234.48
November 2011         164,227,614.93
December 2011         162,246,612.36
January 2012          160,276,172.25
February 2012         158,316,240.37
March 2012            156,366,762.76
April 2012            154,427,685.75
May 2012              152,498,955.93
June 2012             150,580,520.18
July 2012             148,672,325.65
August 2012           146,774,319.77
September 2012        144,886,450.22
October 2012          143,008,664.98
November 2012         141,145,717.64
December 2012         139,292,716.41
January 2013          137,449,610.08
February 2013         135,616,347.69
March 2013            133,792,878.57
April 2013            131,979,152.28
May 2013              130,175,118.65
June 2013             128,380,727.78
July 2013             126,595,930.02
August 2013           124,820,675.97
September 2013        123,054,916.49
October 2013          121,298,602.71
November 2013         119,560,849.94
December 2013         117,832,362.34
January 2014          116,113,091.99
February 2014         114,402,991.21
March 2014            112,702,012.57
April 2014            111,010,108.88
May 2014              109,327,233.20
June 2014             107,661,365.36
July 2014             106,020,286.42
August 2014           104,403,641.79
September 2014        102,811,081.80
October 2014          101,242,261.70
November 2014          99,716,631.43
December 2014          98,213,608.88
January 2015           96,732,870.63
February 2015          95,274,097.78
March 2015             93,836,975.92
April 2015             92,421,195.03
May 2015               91,026,449.43
June 2015              89,652,437.74
July 2015              88,298,862.78
August 2015            86,965,431.55
September 2015         85,651,855.18
October 2015           84,357,848.81
November 2015          83,100,051.30
December 2015          81,860,778.19
January 2016           80,639,766.20
February 2016          79,430,618.51
March 2016             78,239,351.94
April 2016             77,065,711.80
May 2016               75,909,446.95
June 2016              74,770,309.74
July 2016              73,648,055.98
August 2016            72,542,444.88
September 2016         71,453,195.92
October 2016           70,380,119.06
November 2016          69,322,983.44
December 2016          68,281,561.41
January 2017           67,255,628.51
February 2017          66,244,963.42
March 2017             65,249,347.89
April 2017             64,268,566.75
May 2017               63,302,407.79
June 2017              62,350,661.81
July 2017              61,413,122.51
August 2017            60,489,586.49
September 2017         59,579,853.17
October 2017           58,683,724.80
November 2017          57,801,006.37
December 2017          56,931,505.63
January 2018           56,075,033.00
February 2018          55,231,401.55
March 2018             54,400,426.99
April 2018             53,581,927.57
May 2018               52,775,724.13
June 2018              51,981,639.99
July 2018              51,199,500.96
August 2018            50,429,135.28
September 2018         49,670,373.61
October 2018           48,923,048.97
November 2018          48,186,996.74
December 2018          47,462,054.59
January 2019           46,748,062.48
February 2019          46,044,862.61
March 2019             45,352,299.39
April 2019             44,670,219.43
May 2019               43,998,471.47
June 2019              43,336,906.41
July 2019              42,685,377.20
August 2019            42,043,738.89
September 2019         41,411,848.56
October 2019           40,789,565.29
November 2019          40,176,750.15
December 2019          39,573,266.15
January 2020           38,978,978.25
February 2020          38,393,753.30
March 2020             37,817,460.01
April 2020             37,249,968.95
May 2020               36,691,152.52
June 2020              36,140,884.91
July 2020              35,599,042.08
August 2020            35,065,501.73
September 2020         34,540,143.31
October 2020           34,022,847.94
November 2020          33,513,498.43
December 2020          33,011,979.25
January 2021           32,513,941.58
February 2021          32,023,601.76
March 2021             31,540,847.49
April 2021             31,065,568.05
May 2021               30,597,654.32
June 2021              30,136,998.68
July 2021              29,683,495.07
August 2021            29,237,038.89
September 2021         28,797,527.07
October 2021           28,364,857.96
November 2021          27,938,931.36
December 2021          27,519,648.49
January 2022           27,106,911.98
February 2022          26,700,625.83
March 2022             26,300,695.39
April 2022             25,907,027.38
May 2022               25,519,529.83
June 2022              25,138,112.05
July 2022              24,762,684.68
August 2022            24,393,159.59
September 2022         24,029,449.94
October 2022           23,671,470.09
November 2022          23,319,135.64
December 2022          22,972,363.36
January 2023           22,631,071.24
February 2023          22,295,178.42
March 2023             21,964,605.18
April 2023             21,639,272.95
May 2023               21,319,104.27
June 2023              21,004,022.78
July 2023              20,693,953.22
August 2023            20,388,821.39
September 2023         20,088,554.16
October 2023           19,793,206.61
November 2023          19,502,577.60
December 2023          19,216,597.13
January 2024           18,935,196.19
February 2024          18,658,306.77
March 2024             18,385,861.81
April 2024             18,117,795.23
May 2024               17,854,041.88
June 2024              17,594,537.54
July 2024              17,339,814.38
August 2024            17,089,201.31
September 2024         16,842,637.07
October 2024           16,600,061.25
November 2024          16,361,414.32
December 2024          16,126,637.59
January 2025           15,895,673.23
February 2025          15,580,924.05
March 2025             15,270,144.71
April 2025             14,964,431.84
May 2025               14,663,709.53
June 2025              14,367,902.97
July 2025              14,076,938.40
August 2025            13,790,743.13
September 2025         13,509,245.51
October 2025           13,232,374.94
November 2025          12,960,061.80
December 2025          12,692,237.49
January 2026           12,428,834.40
February 2026          12,169,785.89
March 2026             11,915,026.28
April 2026             11,664,490.83
May 2026               11,418,115.73
June 2026              11,175,838.10
July 2026              10,937,595.96
August 2026            10,703,328.24
September 2026         10,472,974.71
October 2026           10,246,476.06
November 2026          10,023,773.80
December 2026           9,804,810.31
January 2027            9,589,528.77
February 2027           9,377,873.21
March 2027              9,169,788.47
April 2027              8,965,220.16
May 2027                8,764,114.72
June 2027               8,566,419.31
July 2027               8,372,081.92
August 2027             8,181,051.23
September 2027          7,993,276.72
October 2027            7,808,708.56
November 2027           7,627,297.67
December 2027           7,448,995.66
January 2028            7,273,754.86
February 2028           7,101,528.30
March 2028              6,932,269.66
April 2028              6,765,933.33
May 2028                6,602,474.33
June 2028               6,441,873.43
July 2028               6,284,061.34
August 2028             6,128,995.05
September 2028          5,976,632.17
October 2028            5,826,930.92
November 2028           5,679,850.13
December 2028           5,535,349.26
January 2029            5,393,388.32
February 2029           5,253,927.92
March 2029              5,116,929.27
April 2029              4,982,354.10
May 2029                4,850,164.75
June 2029               4,720,324.06
July 2029               4,592,795.46
August 2029             4,467,542.89
September 2029          4,344,530.83
October 2029            4,223,724.27
November 2029           4,105,088.71
December 2029           3,988,590.18
January 2030            3,874,195.19
February 2030           3,761,870.75
March 2030              3,651,584.34
April 2030              3,543,303.94
May 2030                3,436,997.98
June 2030               3,332,635.38
July 2030               3,230,185.49
August 2030             3,129,618.12
September 2030          3,030,903.55
October 2030            2,934,012.47
November 2030           2,838,916.00
December 2030           2,745,585.71
January 2031            2,653,993.57
February 2031           2,564,111.97
March 2031              2,475,913.73
April 2031              2,389,372.03
May 2031                2,304,460.47
June 2031               2,221,153.06
July 2031               2,139,424.17
August 2031             2,059,248.54
September 2031          1,980,601.32
October 2031            1,903,458.00
November 2031           1,827,794.46
December 2031           1,753,586.90
January 2032            1,680,811.92
February 2032           1,609,446.43
March 2032              1,539,467.70
April 2032              1,470,853.35
May 2032                1,403,581.32
June 2032               1,337,629.88
July 2032               1,272,977.62
August 2032             1,209,603.46
September 2032          1,147,486.63
October 2032            1,086,606.68
November 2032           1,026,943.44
December 2032             968,477.08
January 2033              911,188.04
February 2033             855,057.05
March 2033                800,065.15
April 2033                746,193.66
May 2033                  693,424.17
June 2033                 641,738.54
July 2033                 591,118.94
August 2033               541,547.76
September 2033            493,007.69
October 2033              445,481.67
November 2033             398,952.89
December 2033             353,404.82
January 2034              311,955.36
February 2034             271,383.27
March 2034                231,673.96
April 2034                192,813.05
May 2034                  154,786.40
June 2034                 117,580.07
July 2034                  81,180.33
August 2034                45,573.66
September 2034             42,303.81
October 2034               39,100.90
November 2034              35,963.84
December 2034              32,891.54
January 2035               29,882.94
February 2035              26,936.99
March 2035                 24,052.64
April 2035                 21,228.89
May 2035                   18,464.73
June 2035                  15,759.17
July 2035                  13,111.23
August 2035                10,519.97
September 2035              7,984.42
October 2035                5,503.67
November 2035               3,076.79
December 2035                 702.88
January 2036                    -

                     EXHIBIT E [this Exhibit to be updated]

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Trustee] and [each Subcontractor] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                              SERVICING CRITERIA                           APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-----------------------------------------------------------------------------------------------------------------------

                                       General Servicing Considerations

1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance            Trustee
                     or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)       If any material servicing activities are outsourced to third                 Trustee
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain                     N/A
                     a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the            N/A
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.

                                      Cash Collection and Administration

1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate                   Trustee
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to           Trustee
                     an investor are made only by authorized personnel.

1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows              N/A
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)       The related accounts for the transaction, such as cash reserve               Trustee
                     accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)        Each custodial account is maintained at a federally insured                  Trustee
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized                Trustee
                     access.

1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all                      Trustee
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                      Investor Remittances and Reporting

1122(d)(3)(i)        Reports to investors, including those to be filed with the                   Trustee
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                     Servicer.

1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance            Trustee
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)      Disbursements made to an investor are posted within two business             Trustee
                     days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)       Amounts remitted to investors per the investor reports agree with            Trustee
                     cancelled checks, or other form of payment, or custodial bank statements.

                                          Pool Asset Administration

1122(d)(4)(i)        Collateral or security on pool assets is maintained as                       Trustee
                     required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as required by             N/A
                     the transaction agreements

1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are               Trustee
                     made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in                     N/A
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree with the             N/A
                     Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's                    N/A
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,                  N/A
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)     Records documenting collection efforts are maintained during the               N/A
                     period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)       Adjustments to interest rates or rates of return for mortgage loans            N/A
                     with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow               N/A
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance                N/A
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be                N/A
                     made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted within two               N/A
                     business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                     agreements.

1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are                     N/A
                     recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)       Any external enhancement or other support, identified in                   Trustee, if
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,                  applicable
                     is maintained. as set forth in the transaction agreements.

                     EXHIBIT F [this Exhibit to be updated]
--------------------------------------------------------------------------------
                       ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
           Item on Form 10-D                      Party Responsible
     Item 1: Distribution and Pool
        Performance Information

      Information included in the                      Trustee
         Distribution Statement

 Any information required by 1121 which               Depositor
  is NOT included on the Distribution
               Statement

       Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to
Certificateholders, including any
proceeding known to be contemplated by
governmental authorities:

Issuing Entity                                         Trustee
                                                      Depositor

Depositor                                             Depositor

Trustee                                                Trustee

Sponsor                                               Depositor

1110(b) Originator                                       N/A

Any 1108(a)(2) Servicer (other than the                  N/A
   Trustee)

Any other party contemplated by                       Depositor
1100(d)(1)

 Item 3: Sale of Securities and Use of                Depositor
               Proceeds

Information from Item 2(a) of Part II
of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation
S-K. Pricing information can be omitted
if securities were not registered.

Item 4: Defaults Upon Senior Securities                Trustee

Information from Item 3 of Part II of
Form 10-Q:

Report the occurrence of any Event of
Default (after expiration of any grace
period and provision of any required
notice)

  Item 5: Submission of Matters to a                   Trustee
       Vote of Security Holders

Information from Item 4 of Part II of
Form 10-Q

 Item 6: Significant Obligors of Pool                    N/A
                Assets

Item 1112(b) - Significant Obligor
Financial Information*

*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.

    Item 7: Significant Enhancement
         Provider Information

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*

Determining applicable disclosure                     Depositor
threshold

Requesting required financial                         Depositor
  information (including any required
  accountants' consent to the use
  thereof) or effecting incorporation
  by reference

Item 1115(b) - Derivative Counterparty
        Financial Information*

Determining current maximum probable                  Depositor
exposure

Determining current significance                      Depositor
percentage

Requesting required financial                         Depositor
  information (including any required
  accountants' consent to the use
  thereof) or effecting incorporation
  by reference

*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.

       Item 8: Other Information

Disclose any information required to be         Any party to the Agreement
reported on Form 8-K during the period          responsible for the applicable
covered by the Form 10-D but not                Form 8-K Disclosure item
reported

           Item 9: Exhibits

       Distribution Statement to                       Trustee
          Certificateholders

   Exhibits required by Item 601 of                   Depositor
   Regulation S-K, such as material
              agreements

                                    EXHIBIT G

                       FORM 8-K DISCLOSURE INFORMATION

          Item on Form 8-K                        Party Responsible

      Item 1.01- Entry into a Material     The party to this Agreement entering
         Definitive Agreement                 into such material definitive
                                                      agreement

Disclosure is required regarding entry
into or amendment of any definitive
agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus

 Item 1.02- Termination of a Material        The party to this Agreement
         Definitive Agreement            requesting termination of a material
                                                 definitive agreement

Disclosure is required regarding
termination of any definitive agreement
that is material to the securitization
(other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

 Item 1.03- Bankruptcy or Receivership                Depositor

Disclosure is required regarding the
bankruptcy or receivership, with respect to any of the following:

Sponsor (Seller)                                      Depositor

Depositor                                             Depositor

Trustee                                                Trustee

Significant Obligor                               Depositor/Trustee

Credit Enhancer (10% or more)                         Depositor

Derivative Counterparty                               Depositor

   Item 2.04- Triggering Events that                  Depositor
    Accelerate or Increase a Direct                    Trustee
 Financial Obligation or an Obligation
under an Off-Balance Sheet Arrangement

Includes an early amortization,
performance trigger or other event,
including event of default, that would
materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events other
than waterfall triggers which are
disclosed in the monthly statements to
the certificateholders.

  Item 3.03- Material Modification to             Trustee/Depositor
      Rights of Security Holders

Disclosure is required of any material
modification to documents defining the
rights of Certificateholders, including
the Pooling and Servicing Agreement.

 Item 5.03- Amendments of Articles of                 Depositor
  Incorporation or Bylaws; Change of
              Fiscal Year

Disclosure is required of any
amendment "to the governing documents
of the issuing entity."

   Item 6.01- ABS Informational and                   Depositor
        Computational Material

   Item 6.02- Change of Servicer or               Depositor /Trustee
                Trustee

Requires disclosure of any removal,
replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Reg AB disclosure about any new                     Depositor
servicer or master servicer is also
required.

Reg AB disclosure about any new                      Trustee
Trustee is also required.

      Item 6.03- Change in Credit                 Depositor/Trustee
    Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.
Applies to external credit enhancements
as well as derivatives.

Reg AB disclosure about any new Depositor enhancement provider is also required.

 Item 6.04- Failure to Make a Required                 Trustee
             Distribution

  Item 6.05- Securities Act Updating                  Depositor
              Disclosure

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure about
the actual asset pool.

If there are any new servicers or                     Depositor
originators required to be
disclosed under Regulation AB as a
result of the foregoing, provide
the information called for in
Items 1108 and 1110 respectively.




     Item 7.01- Reg FD Disclosure                     Depositor

        Item 8.01- Other Events                       Depositor

   Any event, with respect to which
  information is not otherwise called
 for in Form 8-K, that the registrant
        deems of importance to
          certificateholders.

  Item 9.01- Financial Statements and           Party responsible for
               Exhibits                   reporting/disclosing the financial
                                                 statement or exhibit

                                    EXHIBIT H

                       ADDITIONAL DISCLOSURE NOTIFICATION

BCAP LLC
200 Park Avenue
New York, New York  10166
Attention: BCAP 2006-RR1

Wells Fargo Bank, N.A., as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: c&s.sec.notification@Wellsfargo.com
Attn: Corporate Trust Services - BCAP 2006-RR1--SEC REPORT PROCESSING

Re:   RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

            In accordance with Section [_] of the Trust Agreement, dated as of [____] [__], 2006, among [____], as [____], [____], as [____], [____], as [____]
and [____], as [____]. The undersigned, as [____], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

            Any inquiries related to this notification should be directed to [____], phone number: [____]; email address: [____].

                                       [NAME OF PARTY],
                                         as [role]

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT I

                           FORM OF CERTIFICATION TO BE
                      PROVIDED BY THE TRUSTEE TO DEPOSITOR

      Re: BCAP 2006-RR1 (the "Trust"), Resecuritization Pass-Through Certificates, Series 2006-RR1, issued pursuant to the Pooling and Servicing Agreement, dated as of November 30, 2006 (the "Trust Agreement"), by and among BCAP LLC, as depositor (the "Depositor") and Wells Fargo Bank, N.A., as trustee (the "Trustee")

            The Trustee hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            1. I have reviewed the annual report on Form 10-K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of the period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

            2. Based on my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

            3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Trust Agreement for inclusion in the Reports is included in the Reports;

            4. I am responsible for reviewing the activities performed by the Trustee under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Trust Agreement in all material respects; and

            5. The report on assessment of compliance with servicing criteria applicable to the Trustee for asset-backed securities of the Trustee and each Subcontractor utilized by the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

Date:

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT J

                       ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
           Item on Form 10-K                      Party Responsible
--------------------------------------------------------------------------------

      Item 9B: Other Information             Any party to this Agreement
                                         responsible for disclosure items on
Disclose any information required to                   Form 8-K
be reported on Form 8-K during the
fourth quarter covered by the Form
10-K but not reported

Item 15: Exhibits, Financial Statement                 Trustee
               Schedules                              Depositor

   Reg AB Item 1112(b): Significant
        Obligors of Pool Assets

Significant Obligor Financial Information*                N/A

*This information need only be reported
on the Form 10-K if updated information
is required pursuant to Item 1112(b).

    Reg AB Item 1114(b)(2): Credit
    Enhancement Provider Financial
              Information

Determining applicable disclosure                     Depositor
threshold

Requesting required financial                         Depositor
information (including any required
accountants' consent to the use
thereof) or effecting incorporation by
reference

* This information need only be
reported on the Form 10-K if updated
information is required pursuant to
the Item.

    Reg AB Item 1115(b): Derivative
  Counterparty Financial Information

Determining current maximum probable                  Depositor
exposure

Determining current significance                      Depositor
percentage

Requesting required financial                         Depositor
information (including any required
accountants' consent to the use
thereof) or effecting incorporation by
reference

* This information need only be
reported on the Form 10-K if updated
information is required pursuant to
the Item.

  Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to
Certificateholders, including any
proceeding known to be contemplated by
governmental authorities:

Issuing Entity                                  Trustee and Depositor

Depositor                                             Depositor

Custodian                                             Custodian

Trustee                                                Trustee

Sponsor                                               Depositor

1110(b) Originator                                    Depositor

Any 1108(a)(2) Servicer (other than
the Trustee)

Any other party contemplated by                       Depositor
1100(d)(1)

  Reg AB Item 1119: Affiliations and
             Relationships

Whether (a) the Sponsor (Seller),                Depositor as to (a)
Depositor or Issuing Entity is an
affiliate of the following parties,
and (b) to the extent known and
material, any of the following parties
are affiliated with one another:

Trustee                                                Trustee

Any other 1108(a)(3) servicer                            N/A

Any 1110 Originator                                   Depositor

Any 1112(b) Significant Obligor                       Depositor

Any 1114 Credit Enhancement Provider                  Depositor

Any 1115 Derivative Counterparty                      Depositor
Provider

Any other 1101(d)(1) material party                   Depositor

Whether there are any "outside the               Depositor as to (a)
ordinary course business arrangements"
other than would be obtained in an
arm's length transaction between (a)
the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and
(b) any of the following parties (or
their affiliates) on the other hand,
that exist currently or within the
past two years and that are material
to a Certificateholder's understanding
of the Certificates:

Trustee                                                Trustee

Any other 1108(a)(3) servicer                            N/A

Any 1110 Originator                                   Depositor

Any 1112(b) Significant Obligor                       Depositor

Any 1114 Credit Enhancement Provider                  Depositor

Any 1115 Derivative Counterparty                      Depositor
Provider

Any other 1101(d)(1) material party                   Depositor

Whether there are any specific                   Depositor as to (a)
relationships involving the
transaction or the pool assets between
(a) the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and
(b) any of the following parties (or
their affiliates) on the other hand,
that exist currently or within the
past two years and that are material:

Trustee                                                Trustee

Any other 1108(a)(3) servicer                            N/A

Any 1110 Originator                                   Depositor

Any 1112(b) Significant Obligor                       Depositor

Any 1114 Credit Enhancement Provider                  Depositor

Any 1115 Derivative Counterparty                      Depositor
Provider

Any other 1101(d)(1) material party                   Depositor

                                    EXHIBIT K

                              FORM OF CERTIFICATION
                           TO BE PROVIDED TO DEPOSITOR

      Re: BCAP 2006-RR1 (the "Trust"), Resecuritization Pass-Through Certificates, Series 2006-RR1, issued pursuant to the Trust Agreement, dated as of November 30, 2006 (the "Trust Agreement"), by and among BCAP LLC, as depositor (the "Depositor") and Wells Fargo Bank N.A., as trustee (the "Trustee").

            I, [identify the certifying individual], certify to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            1. I am responsible for reviewing the activities performed by the Trustee under the Trust Agreement and I have reviewed the servicer compliance statement of the Trustee and the compliance statements of each Subservicer, if any, engaged by the Trustee provided to the Depositor for the Trust's fiscal year [___] in accordance with Item 1123 of Regulation AB (each a "Compliance Statement"), the report on assessment of the Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria") and reports on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and of each Subservicer or Subcontractor, if any, engaged or utilized by the Trustee provided to the Depositor for the Trust's fiscal year [___] in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (each a "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB related to each Servicing Assessment (each a "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Deposited Underlying Certificates by the Trustee during 200[_] that were delivered or caused to be delivered by the Trustee pursuant to the Agreement (collectively, the "Servicing Information");

            2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

            3. Based on my knowledge, the servicing information required to be provided to the Depositor by the Trustee pursuant to the Trust Agreement has been provided to the Depositor;

            4. Based on my knowledge and the compliance review conducted in preparing the Compliance Statement of the Trustee and, if applicable, reviewing each Compliance Statement of each Subservicer, if any, engaged by the Trustee, and except as disclosed in such Compliance Statement[(s)], the Trustee [(directly and through its Subservicers, if any)] has fulfilled its obligations under the Trust Agreement in all material respects.

            5. Each Servicing Assessment of the Trustee and of each Subservicer or Subcontractor, if any, engaged or utilized by the Trustee and its related Attestation Report required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been provided to the Depositor. Any material instances of non-compliance are described in any such Servicing Assessment or Attestation Report.

            Date:

By:
   Name:
   Title: